Goldman Sachs Funds C O R ESM E Q U I T Y F U N D S Semiannual Report February 29, 2004 Long-term capital growth potential through diversified portfolios of equity investments using CORE, a proprietary quantitative approach to stock selection and portfolio construction.

Goldman Sachs CORESM Equity Funds GOLDMAN SACHS CORE U.S. EQUITY FUND
GOLDMAN SACHS CORE LARGE CAP GROWTH FUND GOLDMAN SACHS CORE SMALL CAP EQUITY FUND GOLDMAN SACHS CORE LARGE CAP VALUE FUND GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

GOLDMAN SACHS CORE EQUITY FUNDS

Domestic CORE℠ Investment Process

GOLDMAN SACHS' CORE DOMESTIC INVESTMENT PROCESS


1
DISCIPLINED STOCK SELECTION
2
CAREFUL PORTFOLIO CONSTRUCTION
3
RESULTS

1 DISCIPLINED STOCK SELECTION

- **Comprehensive** – We calculate expected excess returns for more than 3,000 stocks on a daily basis.
- **Rigorous** – We evaluate stocks based on fundamental investment criteria that have outperformed historically.
- **Objective** – Our stock selection process is free from the emotion that can lead to biased investment decisions.

2 CAREFUL PORTFOLIO CONSTRUCTION

- Our computer optimization process allocates risk to our best investment ideas and constructs funds that neutralize systematic risks and deliver better returns.
- We use a unique, proprietary risk model that is more precise, more focused and faster to respond because it identifies , tracks and manages risk specific to our process, using daily data.

3 RESULTS

Fully invested, well-diversified portfolio that:

- Maintains style, sector, risk and capitalization characteristics similar to the benchmark.
- Offers broad access to a clearly defined equity universe.
- Aims to generate excess returns that are positive, consistent and repeatable.

1

P O R T F O L I O R E S U LT S CORESM U.S. Equity Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs CORE U.S. Equity Fund during the six-month reporting period that ended February 29, 2004. Performance Review Over the six-month period that ended February 29, 2004, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 16.62%, 16.15%, 16.17%, 16.84%, and 16.53%, respectively. These returns compare to the 14.59% cumulative total return of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested). As these absolute and relative returns indicate, the Fund performed well over the six-month reporting period. The CORE process benefited from the more rational market environment as investors returned to higher quality stocks following the speculative rally that characterized the market’s rally during much of 2003. Portfolio Positioning The CORE investment process analyzes each stock based upon its Valuation and Momentum characteristics, Earnings Quality, Profitability, and Management Impact, as well as an Analyst Sentiment (formerly referred to as Fundamental Research) assessment. Over the six-month reporting period, returns to the CORE themes were positive overall. Valuation was the biggest positive contributor to relative returns as inexpensive companies outperformed their more richly valued industry counterparts, followed at a distance by Earnings Quality. Profitability and Management Impact also added value while Analyst Sentiment was flat. On the downside, owning companies with strong Momentum characteristics (and avoidance of those with weak Momentum) hurt relative returns most significantly for the period. Portfolio Highlights Stock selection versus the benchmark was positive overall among sectors, most notably in the Consumer Non-cyclicals and Financials sectors. Among the Fund’s most successful holdings were overweights in R.J. Reynolds Tobacco Holdings, Inc., Motorola, Inc. and Valero Energy Corp. On the other hand, the Fund’s holdings in the Consumer Services sector underperformed relative to their peers in the benchmark the most. Specific examples of stocks that detracted from relative results were overweights in Gilead Sciences, McKesson Corp., and Viacom, Inc. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Quantitative Equity Investment Team New York, March 18, 2004

FUND BASICS

CORE[SM] U.S. Equity Fund

as of February 29, 2004

Assets Under Management

$731.7 Million

Number of Holdings

141

NASDAQ SYMBOLS

Class A Shares

GSSQX

Class B Shares

GSSBX

Class C Shares

GSUSX

Institutional Shares

GSELX

Service Shares

GSESX

PERFORMANCE REVIEW

September 1, 2003–February 29, 2004	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	16.62%	14.59%
Class B	16.15	14.59
Class C	16.17	14.59
Institutional	16.84	14.59
Service	16.53	14.59

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The S&P 500 Index (with dividends reinvested) is the Standard & Poor's 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index does not reflect any deduction for fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/03	Class A	Class B	Class C	Institutional	Service
One Year	22.89%	24.08%	28.14%	30.54%	29.93%
Five Years	-1.09	-1.12	-0.70	0.43	-0.07
Ten Years	9.66	N/A	N/A	N/A	10.26[4]
Since Inception	9.42 (5/24/91)	7.22 (5/1/96)	3.10 (8/15/97)	10.43 (6/15/95)	9.90[4] (5/24/91)

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

[4] *Performance data for Service Shares prior to June 7, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the CORE U.S. Equity Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.*

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/29/04[5]

Holding	% of Net Assets	Line of Business
Pfizer, Inc.	3.2%	Drugs
Intel Corp.	2.7	Semiconductors
General Electric Co.	2.1	Parts & Equipment
The Procter & Gamble Co.	2.1	Home Products
Bank of America Corp.	2.1	Large Banks
Microsoft Corp.	1.8	Computer Software
United Parcel Service, Inc. Class B	1.7	Transports
Exxon Mobil Corp.	1.6	Energy Resources
Wachovia Corp.	1.6	Large Banks
3M Co.	1.5	Chemicals

[5] *The top 10 holdings may not be representative of the Fund's future investments.*

3

P O R T F O L I O R E S U LT S CORE Large Cap Growth Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs CORE Large Cap Growth Fund during the six-month reporting period that ended February 29, 2004. Performance Review Over the six-month period that ended February 29, 2004, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 12.58%, 12.16%, 12.16%, 12.83%, and 12.48%, respectively. These returns compare to the 12.17% cumulative total return of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested). As these returns indicate, the Fund performed well during the reporting period. The CORE process benefited from the more rational market environment as investors returned to higher quality stocks following the speculative rally that characterized the market’s rally during much of 2003. Portfolio Positioning The CORE investment process analyzes each stock based upon its Valuation and Momentum characteristics, Earnings Quality, Profitability, and Management Impact, as well as an Analyst Sentiment (formerly referred to as Fundamental Research) assessment. Over the six-month reporting period, returns to the CORE themes were positive overall. Valuation was the biggest positive contributor to relative returns as inexpensive companies outperformed their more richly valued industry counterparts, followed at a distance by Earnings Quality. Profitability, Management Impact, and Analyst Sentiment also added value, albeit less significantly. On the downside, owning companies with strong Momentum characteristics (and avoidance of those with weak Momentum) hurt relative returns most significantly for the period. Portfolio Highlights During the period, the Fund’s stock selection was positive in eight of the 13 sectors in the Index. The Fund’s Consumer Non-Cyclicals and Financials holdings outperformed their peers in the benchmark the most. Among the Fund’s best relative performers were overweights in AmeriCredit Corp., Zimmer Holdings, Inc., and Guidant Corp. Although the Fund’s returns were positive in the Consumer Services and Telecommunications sectors, its holdings underperformed their peers in the benchmark for the period. Examples of holdings that detracted most from relative performance were overweights in Gilead Sciences, Inc., AT&T Wireless Services, Inc., and Scientific-Atlanta, the latter of which was subsequently eliminated from the portfolio. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Quantitative Equity Investment Team New York, March 18, 2004

FUND BASICS

CORE℠ Large Cap Growth Fund

as of February 29, 2004

Assets Under Management

$368.4 Million

Number of Holdings

108

NASDAQ SYMBOLS

Class A Shares

GLCGX

Class B Shares

GCLCX

Class C Shares

GLCCX

Institutional Shares

GCGIX

Service Shares

GSCLX

PERFORMANCE REVIEW

September 1, 2003–February 29, 2004	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	12.58%	12.17%
Class B	12.16	12.17
Class C	12.16	12.17
Institutional	12.83	12.17
Service	12.48	12.17

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The Russell 1000 Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/03	Class A	Class B	Class C	Institutional	Service
One Year	23.47%	24.72%	28.72%	31.14%	30.58%
Five Years	-5.64	-5.65	-5.26	-4.16	-4.65
Ten Years	9.54[4]	N/A	N/A	10.41[4]	10.04[4]
Since Inception	9.83[4]	2.71	0.20	10.58[4]	10.28[4]
	(11/11/91)	(5/1/97)	(8/15/97)	(11/11/91)	(11/11/91)

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

[4] *Performance data for Institutional and Service Shares prior to May 1, 1997 (commencement of operations) is that of Class A Shares. Class A Share performance for such period is that of a predecessor separate account (which converted into Class A Shares) adjusted to reflect the higher fees and expenses applicable to the Fund's Class A Shares. Although the predecessor separate account was managed by Goldman Sachs Asset Management in a manner and pursuant to investment objectives in all material respects equivalent to management and investment objectives of the CORE Large Cap Growth Fund, the separate account was not registered under the Investment Company Act of 1940 (the "Act") and was not subject to certain investment restrictions imposed by the Act. If it had registered under the Act, performance might have been adversely affected. The fees applicable to Institutional and Service Shares are different from those applicable to Class A Shares, which impacts performance ratings and rankings for a class of shares.*

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/29/04[5]

Holding	% of Net Assets	Line of Business
Pfizer, Inc.	6.7%	Drugs
General Electric Co.	4.8	Parts & Equipment
Intel Corp.	4.6	Semiconductors
Johnson & Johnson	4.0	Drugs
Microsoft Corp.	3.2	Computer Software
The Procter & Gamble Co.	2.8	Home Products
United Parcel Service, Inc. Class B	2.2	Transports
Cisco Systems, Inc.	2.0	Computer Hardware
Guidant Corp.	2.0	Medical Products
Amgen, Inc.	1.9	Biotechnology

[5] *The top 10 holdings may not be representative of the Fund's future investments.*

5

P O R T F O L I O R E S U LT S CORE Small Cap Equity Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Small Cap Equity Fund during the six-month reporting period that ended February 29, 2004. Performance Review Over the six-month period that ended February 29, 2004, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 19.35%, 18.96, 18.99%, 19.67%, and 19.34%, respectively. These returns compare to the 18.34% cumulative total return of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested). As these returns indicate, the Fund performed well during the reporting period. The CORE process benefited from the more rational market environment as investors returned to higher quality stocks following the speculative rally that characterized the market’s ascent during much of 2003. Portfolio Positioning The CORE investment process analyzes each stock based upon its Valuation and Momentum characteristics, Earnings Quality, Profitability, and Management Impact, as well as an Analyst Sentiment (formerly referred to as Fundamental Research) assessment. Over the six-month reporting period, returns to the CORE themes were positive overall. Valuation was the biggest positive contributor to relative returns as inexpensive companies outperformed their more richly valued industry counterparts, followed at a distance by Earnings Quality and Profitability. Management Impact also added value, albeit less significantly. Meanwhile, Momentum and Analyst Sentiment were essentially flat for the period. Portfolio Highlights Stock selection was positive in nine of the 13 sectors in the Index, most notably in the Financials and Energy sectors. Among the Fund’s most successful holdings were overweights in Tesoro Petroleum Corp., Veritas DGC, Inc., and Silicon Valley Bancshares. The Fund’s worst relative performers were stocks in the Technology and Consumer Cyclicals sectors. Examples of stocks that detracted the most from relative results were overweights in United Stationers, Inc., LandAmerica Group, Inc., and United Online, the latter of which was subsequently eliminated from the portfolio. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Quantitative Equity Investment Team New York, March 18, 2004

FUND BASICS

CORE℠ Small Cap Equity Fund

as of February 29, 2004

Assets Under Management

$304.9 Million

Number of Holdings

340

NASDAQ SYMBOLS

Class A Shares

GCSAX

Class B Shares

GCSBX

Class C Shares

GCSCX

Institutional Shares

GCSIX

Service Shares

GCSSX

PERFORMANCE REVIEW

September 1, 2003–February 29, 2004	Fund Total Return (based on NAV)[1]	Russell 2000 Index[2]
Class A	19.35%	18.34%
Class B	18.96	18.34
Class C	18.99	18.34
Institutional	19.67	18.34
Service	19.34	18.34

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charge.*

[2] *The Russell 2000 Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Index figures do not reflect any deduction for fees, expenses or taxes.*

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/03	Class A	Class B	Class C	Institutional	Service
One Year	37.81%	39.30%	43.55%	46.20%	45.46%
Five Years	7.28	7.35	7.73	8.95	8.41
Since Inception (8/15/97)	5.92	6.09	6.12	7.28	6.77

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/29/04[4]

Holding	% of Net Assets	Line of Business
Silicon Valley Bancshares	1.5%	Regionals
United Stationers, Inc.	1.4	Paper & Packaging
Tesoro Petroleum Corp.	1.3	Oil Refining
LandAmerica Financial Group, Inc.	1.3	Property Insurance
Sohu.com, Inc.	1.2	Internet
Kos Pharmaceuticals, Inc.	1.2	Biotechnology
eResearch Technology, Inc.	1.1	Computer Software
Arbitron, Inc.	1.1	Information Services
Cypress Semiconductor Corp.	1.1	Semiconductors
HRPT Properties Trust	1.0	REITs

[4] *The top 10 holdings may not be representative of the Fund's future investments.*

7

P O R T F O L I O R E S U LT S CORE Large Cap Value Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Large Cap Value Fund during the six-month reporting period that ended February 29, 2004. Performance Review Over the six-month period that ended February 29, 2004, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 18.44%, 18.04%, 18.01%, 18.69%, and 18.46%, respectively. These returns compare to the 17.53% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested). As these returns indicate, the Fund performed well during the reporting period. The CORE process benefited from the more rational market environment as investors returned to higher quality stocks following the speculative rally that characterized the market’s rally during much of 2003. Portfolio Positioning The CORE investment process analyzes each stock based upon its Valuation and Momentum characteristics, Earnings Quality, Profitability and Management Impact, as well as an Analyst Sentiment (formerly referred to as Fundamental Research) assessment. Over the six-month reporting period, returns to the CORE themes were positive overall. Valuation was the biggest positive contributor to relative returns as inexpensive companies outperformed their more richly valued industry counterparts, followed at a distance by Earnings Quality and Profitability. Management Impact also added value, while Analyst Sentiment was flat. On the downside, owning companies with strong Momentum characteristics (and avoidance of those with weak Momentum) hurt relative returns most significantly for the period. Portfolio Highlights Stock selection was positive in eight of the 13 sectors in the Index, most notably in the Energy and Consumer Non-Cyclicals sectors. Examples of stocks that contributed most positively to relative performance were overweights in R.J. Reynolds Tobacco Holdings, Inc., Transocean Sedco Forex, and Valero Energy Corp. The Fund’s holdings in the Consumer Services and Technology sectors generated positive absolute returns, but underperformed those in the benchmark. Among the Fund’s least successful holdings were overweights in Viacom, Inc., Adobe Systems, and AutoNation, Inc. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Quantitative Equity Investment Team New York, March 18, 2004

FUND BASICS

CORE℠ Large Cap Value Fund

as of February 29, 2004

Assets Under Management

$321.2 Million

Number of Holdings

121

PERFORMANCE REVIEW

September 1, 2003–February 29, 2004	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	18.44%	17.53%
Class B	18.04	17.53
Class C	18.01	17.53
Institutional	18.69	17.53
Service	18.46	17.53

[1] *The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.*

[2] *The Russell 1000 Value Index (inception date 1/1/99) is an unmanaged market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.*

NASDAQ SYMBOLS

Class A Shares

GCVAX

Class B Shares

GCVBX

Class C Shares

GCVCX

Institutional Shares

GCVIX

Service Shares

GCLSX

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/03	Class A	Class B	Class C	Institutional	Service
One Year	21.34%	22.57%	26.42%	29.01%	28.40%
Five Years	1.31	1.28	1.69	2.84	2.36
Since Inception (12/31/98)	1.31	1.48	1.69	2.84	2.36

[3] *The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.*

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/29/04[4]

Holding	% of Net Assets	Line of Business
J.P. Morgan Chase & Co.	3.3%	Large Banks
Exxon Mobil Corp.	3.3	Energy Resources
Citigroup, Inc.	2.8	Large Banks
BellSouth Corp.	2.6	Telephone
Bank of America Corp.	2.6	Large Banks
Wachovia Corp.	2.5	Large Banks
Prudential Financial, Inc.	2.2	Life Insurance
General Motors Corp.	2.2	Motor Vehicles
Sprint Corp.	2.0	Telephone
Monsanto Co.	2.0	Chemicals

[4] *The top 10 holdings may not be representative of the Fund's future investments.*

9

GOLDMAN SACHS CORE EQUITY FUNDS

International CORE℠ Investment Process

GOLDMAN SACHS' CORE INTERNATIONAL INVESTMENT PROCESS


1
DISCIPLINED GLOBAL STOCK SELECTION (Bottom-up)
2
DISCIPLINED GLOBAL COUNTRY/CURRENCY SELECTION (Top-down)
3
CAREFUL PORTFOLIO CONSTRUCTION
4
RESULTS

1 DISCIPLINED GLOBAL STOCK SELECTION (Bottom-up)

- **Comprehensive** – We calculate expected excess returns for more than 3,500 stocks on a daily basis.
- **Rigorous** – We evaluate stocks based on fundamental investment criteria that have outperformed historically.
- **Objective** – Our stock selection process is free from emotion that can lead to biased investment decisions.

2 DISCIPLINED GLOBAL COUNTRY/CURRENCY SELECTION (Top-down)

- We actively manage exposures to global equity markets and currencies while seeking to maximize the return potential of our investment criteria.

3 CAREFUL PORTFOLIO CONSTRUCTION

- We use unique, proprietary risk models for stock, country and currency selection that are more precise, more focused and faster to respond to the changing market environment.

4 RESULTS

Fully invested, well-diversified International portfolio that:

- Blends top-down market views with bottom-up stock selection.
- Maintains style, sector, risk and capitalization characteristics similar to the benchmark.
- Aims to achieve excess returns by taking intentional country and currency bets and many small diversified stock positions.

10

P O R T F O L I O R E S U LT S CORE International Equity Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs International Equity Fund during the six- month reporting period that ended February 29, 2004. Performance Review Over the six-month period that ended February 29, 2004, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 24.72%, 24.44%, 24.41%, 25.19%, and 24.82%, respectively. These returns compare to the 25.30% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested). The Fund generated strong returns on an absolute basis as investors gained confidence in the global equity markets. However, the Fund underperformed its benchmark on a relative basis due largely to its country positioning. While stock selection within countries was successful, it was not enough to offset our country allocations. Regional Allocations In general, the Fund’s country weightings detracted from relative performance, with an overweight position in Japan and an underweight position in the UK the most unsuccessful for the period. On the upside, overweights in Belgium and Germany were the biggest positive contributors to relative performance, but did little to offset losses felt elsewhere. Sector Allocations Our strategy remained sector-neutral within countries so that when sector under- or overweights occurred within the Fund they were the result of our country allocation decisions. However, during the period, the Fund’s holdings in the Finance sector experienced positive results relative to the benchmark. Meanwhile, the Fund’s weakest sector compared to its benchmark was Capital Equipment. Stock Selection Overall, stock selection within countries contributed positively to performance relative to the benchmark, particularly in Japan. Meanwhile, stock selection versus the benchmark was the least successful in Sweden. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Quantitative Equity Investment Team New York, March 18, 2004

F U N D B A S I C S CORESM International Equity Fund as of February 29, 2004 Assets Under Management $379.9 Million Number of Holdings 295 N A S D A Q S Y M B O L S Class A Shares GCIAX Class B Shares GCIBX Class C Shares GCICX Institutional Shares GCIIX Service Shares GCISX P E R F O R M A N C E R E V I E W Fund Total Return September 1, 2003–February 29, 2004 (based on NAV)1 MSCI EAFE Index2 Class A 24.72% 25.30% Class B 24.44 25.30 Class C 24.41 25.30 Institutional 25.19 25.30 Service 24.82 25.30 1The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges. 2The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested) is a market capitalization weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes. S T A N D A R D I Z E D T O T A L R E T U R N S 3 For the period ended 12/31/03 Class A Class B Class C Institutional Service One Year 29.57% 31.26% 35.39% 37.97% 37.29% Five Years -0.75 -0.51 -0.11 1.05 0.54 Since Inception -0.61 -0.20 -0.18 0.94 0.45 (8/15/97) 3The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. T O P 1 0 H O L D I N G S A S O F 2 / 2 9 / 0 4 4 Holding % of Net Assets Line of Business Barclays PLC 2.8% Banking Siemens AG 2.4 Multi-Industry RWE AG 2.2 Utilities–Electrical & Gas BP PLC 2.2 Energy Sources Deutsche Telekom AG 2.1 Telecommunications Toyota Motor Corp. 2.0 Automobiles Hitachi Ltd. 1.8 Electronic Components & Instruments Mizuho Financial Group, Inc. 1.7 Banking Renault SA 1.7 Automobiles Nippon Telephone & Telegraph Corp. 1.7 Telecommunications 4The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS CORE U.S. EQUITY FUND

Statement of Investments

February 29, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – 99.5%

Biotechnology – 2.5%
71,532	Amgen, Inc.*	$4,544,428
67,510	Genentech, Inc.*@	7,283,654
115,900	Gilead Sciences, Inc.*	6,282,939

		18,111,021

Brokers – 1.5%
132,430	Merrill Lynch & Co., Inc.	8,106,040
35,610	The Bear Stearns Companies, Inc.	3,127,983

		11,234,023

Chemicals – 2.7%
139,700	3M Co.	10,899,394
238,300	Monsanto Co.	7,873,432
13,500	The Valspar Corp.	673,245

		19,446,071

Computer Hardware – 3.5%
158,900	Agilent Technologies, Inc.*	5,432,791
209,020	Cisco Systems, Inc.*	4,828,362
173,150	Dell, Inc.*	5,653,347
351,300	EMC Corp.*	5,030,616
10,700	Lexmark International, Inc.*	880,503
81,000	SanDisk Corp.*	2,054,160
109,950	Sanmina-SCI Corp.*	1,395,266

		25,275,045

Computer Software – 5.3%
135,400	Adobe Systems, Inc.	5,042,296
179,400	BMC Software, Inc.*	3,516,240
98,900	Cadence Design Systems, Inc.*	1,526,027
101,800	Citrix Systems, Inc.*	2,156,124
210,500	Computer Associates International, Inc.	5,590,880
45,030	International Business Machines Corp.	4,345,395
482,340	Microsoft Corp.	12,782,010
94,100	Symantec Corp.*	3,871,274

		38,830,246

Defense & Aerospace – 0.1%
16,600	The Boeing Co.	719,942
10	United Technologies Corp.	921

		720,863

Drugs – 6.8%
37,800	Allergan, Inc.	3,309,012
52,200	American Pharmaceutical Partners, Inc.*@	1,863,540
80,210	Eli Lilly & Co.	5,930,727
166,250	Johnson & Johnson	8,962,538
160,310	McKesson Corp.	4,378,066
15,100	Merck & Co., Inc.	726,008
28,650	Mylan Laboratories, Inc.	673,275
645,700	Pfizer, Inc.	23,664,905

		49,508,071

Electrical Utilities – 2.9%
278,410	Edison International	6,428,487
109,400	Entergy Corp.	6,486,326
128,000	Exelon Corp.	8,593,920

		21,508,733

Energy Resources – 4.0%
113,021	ConocoPhillips	7,783,756
116,600	Devon Energy Corp.	6,620,548
276,716	Exxon Mobil Corp.	11,669,114
68,300	Occidental Petroleum Corp.	3,032,520

		29,105,938

Environmental & Other Services – 1.1%
283,810	Waste Management, Inc.	8,088,585

Food & Beverages – 4.5%
466,551	Archer-Daniels-Midland Co.	8,024,677
189,510	Kraft Foods, Inc.	6,403,543
36,430	SUPERVALU, INC.	1,030,969
229,140	SYSCO Corp.	9,085,401
30,430	The Coca-Cola Co.	1,520,283
434,400	Tyson Foods, Inc.	6,898,272

		32,963,145

Health Insurance – 0.3%
22,900	Health Net, Inc.*	632,040
58,700	Humana, Inc.*	1,286,704

		1,918,744

Home Products – 3.7%
92,100	Avon Products, Inc.	6,502,260
137,140	The Gillette Co.	5,278,519
148,830	The Procter & Gamble Co.	15,256,563

		27,037,342

Hotel & Leisure – 1.1%
77,200	Caesars Entertainment, Inc.*	949,560
142,610	Cendant Corp.	3,237,247
33,600	GTECH Holdings Corp.	1,973,328
17,000	Harman International Industries, Inc.	1,325,830
35,000	Hasbro, Inc.	765,450

		8,251,415

Information Services – 2.4%
314,000	Accenture Ltd.*	7,253,400
37,700	Convergys Corp.*	613,002
75,700	IMS Health, Inc.	1,875,846
119,900	Moody’s Corp.	8,016,514

		17,758,762

Internet – 0.2%
25,500	eBay, Inc.*	1,755,930

Large Banks – 8.9%
185,592	Bank of America Corp.	15,203,697
207,370	Citigroup, Inc.	10,422,416

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE U.S. EQUITY FUND

Statement of Investments (continued)
February 29, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Large Banks – (continued)
255,440	J.P. Morgan Chase & Co.	$10,478,149
369,000	U.S. Bancorp	10,527,570
242,040	Wachovia Corp.	11,610,659
119,930	Wells Fargo & Co.	6,877,985

		65,120,476

Life Insurance – 3.5%
216,200	MetLife, Inc.	7,599,430
20,410	Nationwide Financial Services, Inc.	776,396
222,600	Principal Financial, Inc.	8,058,120
192,910	Prudential Financial, Inc.	8,949,095

		25,383,041

Media – 4.9%
152,737	Comcast Corp.*	4,588,219
243,400	Fox Entertainment Group, Inc.*	7,063,468
137,786	Hughes Electronics Corp*	2,389,209
141,260	The Walt Disney Co.	3,747,628
375,390	Time Warner, Inc.*	6,475,478
77,600	UnitedGlobalCom, Inc.*@	736,424
280,346	Viacom, Inc. Class B	10,782,107

		35,782,533

Medical Products – 3.7%
186,100	Boston Scientific Corp.*	7,602,185
127,700	Guidant Corp.	8,701,478
34,200	St. Jude Medical, Inc.*	2,484,630
109,800	Zimmer Holdings, Inc.*	8,305,272

		27,093,565

Medical Providers – 0.6%
17,973	Medco Health Solutions, Inc.*	586,998
66,500	UnitedHealth Group, Inc.	4,123,000

		4,709,998

Mining – 0.2%
29,900	Freeport-McMoRan Copper & Gold, Inc.	1,275,235
10	Newmont Mining Corp.	435

		1,275,670

Motor Vehicles – 2.9%
193,230	AutoNation, Inc.*	3,223,077
62,500	Delphi Corp.	637,500
620,300	Ford Motor Co.	8,529,125
186,310	General Motors Corp.@	8,965,237

		21,354,939

Oil Refining – 1.9%
109,400	Sunoco, Inc.	6,728,100
123,000	Valero Energy Corp.	7,380,000

		14,108,100

Parts & Equipment – 3.2%
213,300	Avaya, Inc.*	3,658,095
470,320	General Electric Co.	15,294,806
159,700	Tyco International Ltd.	4,562,629

		23,515,530

Property Insurance – 3.3%
24,500	American Financial Group, Inc.	736,960
78,429	American International Group, Inc.	5,803,746
111,568	Fidelity National Financial, Inc.	4,363,405
134,510	Loews Corp.	8,109,608
59,100	MBIA, Inc.	3,888,189
65,169	Travelers Property Casualty Corp. Class B	1,188,682

		24,090,590

Publishing – 0.2%
17,100	Banta Corp.	758,556
24,310	Deluxe Corp.	957,328

		1,715,884

Regionals – 1.1%
15,780	Associated Banc-Corp.	700,474
26,400	Bank of Hawaii Corp.	1,204,896
82,010	SunTrust Banks, Inc.	5,930,143

		7,835,513

REIT – 0.3%
81,710	Equity Office Properties Trust	2,332,003

Retail Apparel – 5.9%
100,310	Best Buy Co., Inc.	5,341,507
183,000	Coach, Inc.*	7,252,290
53,400	CVS Corp.	2,002,500
152,000	Federated Department Stores, Inc.	7,960,240
58,000	Sears, Roebuck & Co.	2,726,580
287,340	Staples, Inc.	7,534,055
171,260	Wal-Mart Stores, Inc.	10,200,246

		43,017,418

Semiconductors – 4.4%
78,510	Arrow Electronics, Inc.*	1,931,346
254,730	Avnet, Inc.*	5,998,891
69,600	Cypress Semiconductor Corp.*	1,501,968
686,800	Intel Corp.	20,075,164
25,200	Maxim Integrated Products, Inc.	1,257,732
42,000	National Semiconductor Corp.*	1,653,120

		32,418,221

Specialty Financials – 2.5%
56,200	AmeriCredit Corp.*@	1,068,924
43,300	Ameritrade Holding Corp.*	704,924
180,700	CIT Group, Inc.	7,132,229
348,920	MBNA Corp.	9,535,984

		18,442,061

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE U.S. EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Telecommunications Equipment – 2.4%
561,150	Motorola, Inc.	$10,353,218
110,300	QUALCOMM, Inc.	6,998,535

		17,351,753

Telephone – 3.4%
370,330	BellSouth Corp.	10,206,295
26,500	CenturyTel, Inc.	757,105
468,230	Sprint Corp.	8,301,718
144,258	Verizon Communications, Inc.	5,529,409

		24,794,527

Tobacco – 1.1%
13,300	Altria Group, Inc.	765,415
23,700	Loews Corp. – Carolina Group	673,791
96,710	R.J. Reynolds Tobacco Holdings, Inc.@	5,969,908
20,100	UST, Inc.	765,408

		8,174,522

Transports – 1.9%
22,400	Burlington Northern Santa Fe Corp.	720,832
49,500	Southwest Airlines Co.	683,595
179,510	United Parcel Service, Inc. Class B	12,678,791

		14,083,218

Wireless – 0.6%
181,100	AT&T Wireless Services, Inc.*	2,459,338
40,110	United States Cellular Corp.*	1,658,549

		4,117,887

TOTAL COMMON STOCKS
(Cost $586,848,538)		$728,231,383

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 0.1%

Joint Repurchase Agreement Account II^
$600,000	1.07%	3/1/2004	$600,000
Maturity Value: $600,053

TOTAL REPURCHASE AGREEMENT
(Cost $600,000)			$600,000

TOTAL INVESTMENTS BEFORE SECURITIES
LENDING COLLATERAL (Cost $587,448,538)			$728,831,383

Shares	Description	Value
Securities Lending Collateral – 2.5%

18,377,300	Boston Global Investment Trust –	$18,377,300
	Enhanced Portfolio

TOTAL SECURITIES LENDING COLLATERAL
(Cost $18,377,300)		$18,377,300

TOTAL INVESTMENTS
(Cost $605,825,838)		$747,208,683

*	Non-income producing security.

^	Joint repurchase agreement was entered into on February 27, 2004.

@	All or a portion of security is on loan.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Statement of Investments
February 29, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – 99.7%

Biotechnology – 5.0%
112,504	Amgen, Inc.*	$7,147,379
58,700	Genentech, Inc.*	6,333,143
90,100	Gilead Sciences, Inc.*	4,884,321

		18,364,843

Chemicals – 1.4%
5,200	3M Co.	405,704
147,000	Monsanto Co.	4,856,880

		5,262,584

Computer Hardware – 5.0%
72,300	Agilent Technologies, Inc.*	2,471,937
323,400	Cisco Systems, Inc.*	7,470,540
159,300	Dell, Inc.*	5,201,145
15,100	Lexmark International, Inc.*	1,242,579
61,800	SanDisk Corp.*	1,567,248
28,900	Sanmina Corp.*	366,741

		18,320,190

Computer Software – 7.3%
96,900	Adobe Systems, Inc.	3,608,556
71,000	Autodesk, Inc.	2,034,150
170,100	BMC Software, Inc.*	3,333,960
70,700	Cadence Design Systems, Inc.*	1,090,901
55,000	Computer Associates International, Inc.	1,460,800
9,300	International Business Machines Corp.	897,450
441,100	Microsoft Corp.	11,689,150
67,800	Symantec Corp.*	2,789,292

		26,904,259

Drugs – 13.4%
48,000	Allergan, Inc.	4,201,920
98,200	American Pharmaceutical Partners, Inc.*@	3,505,740
5,100	Eli Lilly & Co.	377,094
67,200	Endo Pharmaceuticals Holdings, Inc.*	1,630,944
270,900	Johnson & Johnson	14,604,219
13,000	McKesson Corp.	355,030
676,995	Pfizer, Inc.	24,811,867

		49,486,814

Energy Resources – 0.1%
9,800	Unocal Corp.	372,400

Environmental & Other Services – 1.2%
7,400	Career Education Corp.*	369,926
56,700	ITT Educational Services, Inc.*	2,152,899
70,200	Waste Management, Inc.	2,000,700

		4,523,525

Food & Beverages – 4.4%
222,700	Archer-Daniels-Midland Co.	3,830,440
145,900	SYSCO Corp.	5,784,935
33,200	The Coca-Cola Co.	1,658,672
318,200	Tyson Foods, Inc.	5,053,016

		16,327,063

Health Insurance – 1.0%
48,500	Coventry Health Care, Inc.*	2,113,145
58,100	Health Net, Inc.*	1,603,560

		3,716,705

Home Products – 4.8%
19,500	Avon Products, Inc.	1,376,700
161,200	The Gillette Co.	6,204,588
99,000	The Procter & Gamble Co.	10,148,490

		17,729,778

Hotel & Leisure – 1.7%
65,000	GTECH Holdings Corp.	3,817,450
32,800	Harman International Industries, Inc.	2,558,072

		6,375,522

Information Services – 4.2%
169,800	Accenture Ltd.*	3,922,380
98,400	Convergys Corp.*	1,599,984
162,900	IMS Health, Inc.	4,036,662
90,601	Moody’s Corp.	6,057,583

		15,616,609

Internet – 2.2%
129,300	Amazon.com, Inc.*	5,579,295
33,800	eBay, Inc.*	2,327,468

		7,906,763

Life Insurance – 1.3%
9,600	Nationwide Financial Services, Inc.	365,184
65,200	Principal Financial, Inc.	2,360,240
46,000	Prudential Financial, Inc.	2,133,940

		4,859,364

Media – 4.0%
60,800	Comcast Corp.*	1,826,432
61,500	Cox Radio, Inc.*	1,349,925
148,300	Fox Entertainment Group, Inc.*	4,303,666
21,600	PanAmSat Corp.*	493,560
35,440	The Walt Disney Co.	940,223
41,400	UnitedGlobalCom, Inc.*	392,886
137,521	Viacom, Inc. Class B	5,289,058

		14,595,750

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)

Medical Products – 5.0%
10,200	Boston Scientific Corp.*	$416,670
106,000	Guidant Corp.	7,222,840
81,700	Medtronic, Inc.	3,831,730
91,300	Zimmer Holdings, Inc.*	6,905,932

		18,377,172

Medical Providers – 1.6%
18,499	Manor Care, Inc.	655,050
84,000	UnitedHealth Group, Inc.	5,208,000

		5,863,050

Mining – 0.2%
17,700	Freeport-McMoRan Copper & Gold, Inc.	754,905

Motor Vehicles – 2.5%
164,200	AutoNation, Inc.*	2,738,856
64,500	Delphi Corp.	657,900
103,400	Ford Motor Co.	1,421,750
91,600	General Motors Corp.	4,407,792

		9,226,298

Oil Services – 0.2%
18,600	Pride International, Inc.*	318,804
15,500	Rowan Cos., Inc.*	364,250

		683,054

Parts & Equipment – 5.2%
81,000	Avaya, Inc.*	1,389,150
540,400	General Electric Co.	17,573,808

		18,962,958

Property Insurance – 1.1%
7,800	AMBAC Financial Group, Inc.	609,960
14,540	Fidelity National Financial, Inc.	568,659
40,100	Loews Corp.	2,417,629
5,900	MBIA, Inc.	388,161

		3,984,409

Publishing – 0.2%
14,000	Deluxe Corp.	551,320

Regionals – 0.3%
10,000	Bank of Hawaii Corp.	456,400
8,700	North Fork Bancorporation, Inc.	367,401
9,300	Silicon Valley Bancshares*	318,525

		1,142,326

REIT – 0.2%
31,100	Friedman, Billings, Ramsey Group, Inc.	827,882

Retail Apparel – 7.9%
94,600	Best Buy Co., Inc.	5,037,450
62,700	Blockbuster, Inc.@	1,077,186
141,900	Coach, Inc.*	5,623,497
95,200	Federated Department Stores, Inc.	4,985,624
27,700	NIKE, Inc. Class B	2,029,025
198,400	Staples, Inc.	5,202,048
14,900	The Home Depot, Inc.	541,019
78,100	Wal-Mart Stores, Inc.	4,651,636

		29,147,485

Semiconductors – 6.7%
107,000	Avnet, Inc.*	2,519,850
580,200	Intel Corp.	16,959,246
53,500	Maxim Integrated Products, Inc.	2,670,185
79,600	Texas Instruments, Inc.	2,439,740

		24,589,021

Specialty Financials – 4.1%
164,100	AmeriCredit Corp.*@	3,121,182
33,100	Ameritrade Holding Corp.*	538,868
116,700	CIT Group, Inc.	4,606,149
220,550	MBNA Corp.	6,027,631
19,000	Nuveen Investments	534,280
9,700	SLM Corp.	406,333

		15,234,443

Telecommunications Equipment – 3.0%
325,700	Motorola, Inc.	6,009,165
25,300	Plantronics, Inc.*	1,009,976
64,600	QUALCOMM, Inc.	4,098,870

		11,118,011

Telephone – 0.4%
83,447	Sprint Corp.	1,479,515

Thrifts – 0.6%
27,200	Doral Financial Corp.	928,064
35,900	IndyMac Bancorp, Inc.	1,263,680

		2,191,744

Tobacco – 1.0%
58,400	R.J. Reynolds Tobacco Holdings, Inc.@	3,605,032

Transports – 2.3%
117,000	United Parcel Service, Inc. Class B	8,263,710

Wireless – 0.2%
63,400	AT&T Wireless Services, Inc.*	860,972

TOTAL COMMON STOCKS
(Cost $305,385,006)		$367,225,476

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $305,385,006)		$367,225,476

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Statement of Investments (continued)
February 29, 2004 (Unaudited)

Shares	Description	Value
Securities Lending Collateral – 2.7%

10,071,050	Boston Global Investment Trust –	$10,071,050
	Enhanced Portfolio

TOTAL SECURITIES LENDING COLLATERAL
(Cost $10,071,050 )		$10,071,050

TOTAL INVESTMENTS
(Cost $315,456,056)		$377,296,526

*	Non-income producing security.

@	All or a part of security is on loan.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REIT	—	Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Statement of Investments
February 29, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – 97.9%

Biotechnology – 4.5%
18,170	Albany Molecular Research, Inc.*	$274,367
58,600	Applera Corp. – Celera Genomics Group*	849,700
13,200	Connetics Corp.*	290,796
46,600	Corixa Corp.*@	283,794
65,300	Gen-Probe, Inc.*	2,232,607
82,500	Gene Logic, Inc.*	471,075
83,800	Kos Pharmaceuticals, Inc.*@	3,688,038
15,500	NeoPharm, Inc.*	325,810
39,000	Neurocrine Biosciences, Inc.*	2,168,400
135,500	Savient Pharmaceuticals, Inc.*	548,775
16,340	Serologicals Corp.*	304,578
92,996	Vicuron Pharmaceuticals, Inc.*	2,183,546

		13,621,486

Chemicals – 1.4%
16,200	A. Schulman, Inc.	302,454
26,500	Arch Chemicals, Inc.	726,365
6,900	Brady Corp.	267,720
43,200	Crompton Corp.	322,272
50,800	OM Group, Inc.*	1,560,576
120,700	PolyOne Corp.*	694,025
38,200	Wellman, Inc.	307,892

		4,181,304

Computer Hardware – 3.1%
73,200	Adaptec, Inc.*	668,316
38,900	Advanced Fibre Communications, Inc.*	953,828
88,600	Computer Network Technology Corp.*	900,176
36,200	Imagistics International, Inc.*	1,627,190
66,400	InFocus Corp.*	782,192
47,800	Iomega Corp.	267,680
31,900	Komag, Inc.*	728,596
9,895	Mercury Computer Systems, Inc.*	289,726
27,200	RSA Security, Inc.*	452,336
195,900	Sanmina-SCI Corp.*	2,485,971
11,300	SBS Technologies, Inc.*	176,506

		9,332,517

Computer Software – 4.8%
30,300	Ascential Software Corp.*	683,568
72,400	Aspect Communications Corp.*	1,307,544
36,300	Aspen Technology, Inc.*	318,351
122,200	Atari, Inc.*@	329,940
11,200	Autodesk, Inc.	320,880
6,500	Cerner Corp.*@	291,330
12,300	Digital River, Inc.*	269,247
20,700	Eclipsys Corp.*	289,386
25,400	Epicor Software Corp.*	358,140
109,000	eResearch Technology, Inc.*	3,374,640
66,200	FileNET Corp.*	1,873,460
12,600	Intergraph Corp.*	258,426
23,500	Interwoven, Inc.*	285,525
22,900	Macrovision Corp.*	447,008
30,000	MSC.Software Corp.*@	288,900
17,700	Pharmacopeia, Inc.*	347,274
21,700	SeaChange International, Inc.*	374,108
115,300	Sybase, Inc.*	2,480,103
115,800	Tradestation Group, Inc.*@	877,764

		14,775,594

Construction – 1.3%
27,900	Griffon Corp.*	627,192
62,000	Lennox International, Inc.	1,153,820
7,300	M/ I Schottenstein Homes, Inc.	328,208
15,200	NCI Building Systems, Inc.*	368,752
91,900	USG Corp.*	1,591,708

		4,069,680

Consumer Durables – 1.0%
40,400	Applica, Inc.*	401,980
56,100	Kimball International, Inc. Class B	949,773
51,700	Select Comfort Corp.*	1,399,519
15,300	Universal Electronics, Inc.*	195,075

		2,946,347

Defense/ Aerospace – 1.1%
48,800	AAR Corp.*	630,496
17,700	Aviall, Inc.*	272,226
32,900	Curtiss-Wright Corp.	1,579,858
8,100	Moog, Inc.*	291,033
14,300	Teledyne Technologies, Inc.*	289,718
12,400	Triumph Group, Inc.*	414,780

		3,478,111

Drugs – 2.2%
13,900	Alpharma, Inc.	298,294
35,650	American Pharmaceutical Partners, Inc.*@	1,272,705
46,800	Endo Pharmaceuticals Holdings, Inc.*	1,135,836
9,400	IDEXX Laboratories, Inc.*	480,058
16,300	Lannett Co., Inc.*@	268,135
14,600	Molecular Devices Corp.*	273,020
20,700	Omnicell, Inc.*	421,866
80,300	USANA Health Sciences, Inc.*@	2,435,499

		6,585,413

Electrical Utilities – 1.1%
43,100	Allegheny Energy, Inc.*	568,489
100,200	Avista Corp.	1,810,614
37,000	Northeast Utilities	711,880
9,800	PNM Resources, Inc.	298,508

		3,389,491

Energy Resources – 1.8%
54,900	Comstock Resources, Inc.*	1,059,570
57,300	Patina Oil& Gas Corp.	2,925,738
7,100	Stone Energy Corp.*	319,784

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Statement of Investments (continued)
February 29, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Energy Resources – (continued)
15,300	The Houston Exploration Co.*	$575,586
47,100	Vintage Petroleum, Inc.	684,363

		5,565,041

Environmental & Other Services – 2.6%
35,300	Administaff, Inc.*	531,265
22,292	Casella Waste Systems, Inc.*	290,465
33,400	Dollar Thrifty Automotive Group, Inc.*	899,128
19,300	ITT Educational Services, Inc.*	732,821
24,800	LNR Property Corp.	1,306,960
155,800	MPS Group, Inc.*	1,519,050
57,800	Quanta Services, Inc.*	497,080
12,200	Rollins, Inc.	283,406
143,800	Spherion Corp.*	1,238,118
29,500	United Rentals, Inc.*	517,430

		7,815,723

Food & Beverages – 1.8%
52,250	Flowers Foods, Inc.	1,405,525
57,600	Interstate Bakeries Corp.	864,000
11,900	John B. Sanfilippo & Son, Inc.*	402,101
65,400	Pilgrim’s Pride Corp.	1,314,540
22,130	Ralcorp Holdings, Inc.*	710,594
25,000	The Robert Mondavi Corp.*	934,250

		5,631,010

Grocery – 0.7%
74,900	Pathmark Stores, Inc.*	617,925
42,800	Ruddick Corp.	855,572
96,300	The Great Atlantic & Pacific Tea Co., Inc.*@	765,585

		2,239,082

Health Insurance – 0.7%
92,000	Humana, Inc.*	2,016,640

Home Products – 0.9%
14,300	Energizer Holdings, Inc.*	667,381
67,900	Nu Skin Enterprises, Inc.	1,300,285
16,268	Perrigo Co.	317,877
15,300	Rayovac Corp.*	397,494

		2,683,037

Hotel & Leisure – 4.4%
38,600	AMC Entertainment, Inc.*	553,910
43,200	Aztar Corp.*	964,656
58,700	Boykin Lodging Co.	541,801
16,000	Callaway Golf Co.	298,720
40,100	Choice Hotels International, Inc.	1,758,385
50,000	FelCor Lodging Trust, Inc.*	537,000
15,000	GTECH Holdings Corp.	880,950
95,600	Handleman Co.	2,139,528
27,200	Harman International Industries, Inc.	2,121,328
57,300	K2, Inc.*	992,436
229,500	La Quinta Corp.*	1,774,035
23,900	Pinnacle Entertainment, Inc.*	349,657
36,800	World Wrestling Entertainment, Inc.	498,640

		13,411,046

Information Services – 3.7%
41,100	American Management Systems, Inc.*	628,419
79,000	Arbitron, Inc.*	3,287,980
64,400	Convergys Corp.*	1,047,144
84,300	CSG Systems International, Inc.*	1,180,200
59,100	eFunds Corp.*	958,011
15,700	FindWhat.com*@	263,917
14,500	Gevity HR, Inc.	329,440
35,600	Group 1 Software, Inc.*	525,100
76,100	Keane, Inc.*	1,127,802
9,500	MemberWorks, Inc.*@	323,665
6,500	MICROS Systems, Inc.*	283,660
54,500	Pre-Paid Legal Services, Inc.*@	1,293,285

		11,248,623

Internet – 2.2%
34,200	eCollege.com*	685,710
10,800	j2 Global Communications, Inc.*@	237,168
36,200	NetFlix, Inc.*@	1,245,280
92,100	Safeguard Scientifics, Inc.*	403,398
132,800	Sohu. com, Inc.*@	3,731,680
10,900	WebEx Communications, Inc.*@	278,713

		6,581,949

Life Insurance – 0.6%
24,700	AmerUs Group Co.	962,806
7,767	Delphi Financial Group, Inc.	302,758
11,381	FBL Financial Group, Inc.	325,610
22,800	UICI*	310,992

		1,902,166

Media – 1.3%
9,000	ADVO, Inc.	290,790
33,100	Cox Radio, Inc.*	726,545
62,200	Hearst-Argyle Television, Inc.	1,638,970
88,400	Insight Communications Co., Inc.*	861,900
12,500	Lin TV Corp.*	278,875
29,882	UnitedGlobalCom, Inc.*	283,580

		4,080,660

Medical Products – 2.2%
13,500	Advanced Medical Optics, Inc.*	310,500
49,700	ALARIS Medical Systems, Inc.*	1,063,580
5,100	Bio-Rad Laboratories, Inc.*	265,710
15,000	Cantel Medical Corp.*	254,850
11,100	CONMED Corp.*	320,235
31,600	D & K Healthcare Resources, Inc.	309,680
17,000	Dade Behring Holdings, Inc.*	694,450
10,400	NDCHealth Corp.	300,560
12,900	Ocular Sciences, Inc.*	368,424

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Medical Products – (continued)
44,900	Owens & Minor, Inc.	$1,112,173
25,900	PSS World Medical, Inc.*	314,685
6,400	Respironics, Inc.*	334,784
13,500	Sola International, Inc.*	315,765
25,000	STAAR Surgical Co.*	194,500
30,700	Thoratec Corp.*	399,100

		6,558,996

Medical Providers – 1.6%
12,500	American Medical Security Group, Inc.*	294,875
29,700	Kindred Healthcare, Inc.*	1,748,439
47,600	Select Medical Corp.	760,172
61,000	Stewart Enterprises, Inc.*	367,830
141,300	US Oncology, Inc.*	1,759,185

		4,930,501

Mining – 2.2%
33,300	Allegheny Technologies, Inc.	422,910
41,100	AMCOL International Corp.	741,855
80,200	Coeur d’Alene Mines Corp.*	567,816
64,800	Commercial Metals Co.@	1,924,560
44,600	Reliance Steel & Aluminum Corp.	1,402,224
21,000	Schnitzer Steel Industries, Inc.	1,018,500
84,700	USEC, Inc.	709,786

		6,787,651

Motor Vehicles – 0.5%
139,000	The Goodyear Tire & Rubber Co.*@	1,170,380
15,500	United Auto Group, Inc.	439,890

		1,610,270

Oil Refining – 1.7%
19,600	Sunoco, Inc.	1,205,400
214,100	Tesoro Petroleum Corp.*	3,907,325

		5,112,725

Oil Services – 1.8%
18,200	Dril-Quip, Inc.*	327,600
57,200	Global Industries Ltd.*	289,432
11,200	Hydril Co.*	296,800
68,700	Universal Compression Holdings, Inc.*	2,138,631
149,700	Veritas DGC, Inc.*	2,377,236

		5,429,699

Paper & Packaging – 2.0%
48,800	Chesapeake Corp.	1,227,320
24,700	Longview Fibre Co.	320,606
9,300	Schweitzer-Mauduit International, Inc.	310,155
105,900	United Stationers, Inc.*	4,205,289

		6,063,370

Parts & Equipment – 6.3%
9,450	A.O. Smith Corp.	293,895
52,900	Acuity Brands, Inc.	1,292,347
7,200	Analogic Corp.	300,168
29,100	Belden, Inc.	575,598
62,200	Centillium Communications, Inc.*	305,402
20,300	Coherent, Inc.*	577,332
22,650	Comtech Telecommunications Corp.*	641,448
30,500	Engineered Support Systems, Inc.	1,592,100
6,000	Hughes Supply, Inc.	285,900
11,700	II-VI, Inc.*	291,213
29,700	Innovex, Inc.*	204,930
11,500	Inter-Tel, Inc.	347,875
32,800	Kaman Corp.	462,480
27,800	NACCO Industries, Inc.	2,268,480
29,300	Remec, Inc.*	205,100
29,200	Rofin-Sinar Technologies, Inc.*	874,248
143,200	Sonus Networks, Inc.*	849,176
116,200	UNOVA, Inc.*	2,530,836
10,200	Vicor Corp.*	129,030
48,700	Wabash National Corp.*	1,385,515
93,300	Watsco, Inc.	2,552,688
13,100	Watts Industries, Inc.	303,134
63,300	Westell Technologies, Inc.*	484,878
5,100	Woodward Governor Co.	309,876
7,700	York International Corp.	287,441

		19,351,090

Property Insurance – 2.3%
17,900	Argonaut Group, Inc.*	347,439
82,900	LandAmerica Financial Group, Inc.	3,879,720
8,467	Selective Insurance Group, Inc.	312,432
70,100	Stewart Information Services Corp.	2,558,650

		7,098,241

Publishing – 1.1%
10,455	John H. Harland Co.	315,427
43,500	Pulitzer, Inc.	2,244,600
37,700	The Standard Register Co.	648,440

		3,208,467

Regionals – 7.4%
46,000	Bank of Hawaii Corp.	2,099,440
75,000	BankAtlantic Bancorp, Inc.	1,344,000
108,491	Brookline Bancorp, Inc.	1,708,733
8,500	Chittenden Corp.	280,330
32,800	Commercial Capital Bancorp, Inc.*	679,288
22,100	Corus Bankshares, Inc.	897,481
6,600	East West Bancorp, Inc.	350,790
18,700	First Charter Corp.	396,253
7,300	First Citizens BancShares, Inc.	912,281
131,100	First Niagara Financial Group, Inc.	1,911,438
10,387	Fulton Financial Corp.	228,618

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Statement of Investments (continued)
February 29, 2004 (Unaudited)

 GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Regionals – (continued)
9,800	IBERIABANK Corp.	$609,560
10,345	MB Financial, Inc.	386,179
12,430	Oriental Financial Group, Inc.	357,114
55,740	PFF Bancorp, Inc.	1,998,279
71,750	R&G Financial Corp. Class B	2,248,645
136,400	Silicon Valley Bancshares*	4,671,700
19,700	Susquehanna Bancshares, Inc.	513,579
10,100	The South Financial Group, Inc.	311,282
45,300	United Community Financial Corp.	555,378

		22,460,368

REITs – 4.8%
26,600	Anthracite Capital, Inc.	330,904
47,200	Bedford Property Investors, Inc.	1,451,400
15,800	Commercial Net Lease Realty, Inc.	305,730
8,400	EastGroup Properties, Inc.	283,500
14,200	First Industrial Realty Trust, Inc.	533,920
24,800	Friedman, Billings, Ramsey Group, Inc.	660,176
75,100	Glenborough Realty Trust, Inc.	1,577,100
11,100	Heritage Property Investment Trust	330,336
274,700	HRPT Properties Trust	3,043,676
7,100	Mack-Cali Realty Corp.	302,176
7,800	Mid-America Apartment Communities, Inc.	279,708
33,200	National Health Investors, Inc.	926,280
24,400	Novastar Financial, Inc.@	1,289,540
5,900	Pan Pacific Retail Properties, Inc.	292,050
6,200	Parkway Properties, Inc.	293,260
33,500	PS Business Parks, Inc.	1,524,250
7,300	Redwood Trust, Inc.	443,475
45,100	Senior Housing Properties Trust	836,605

		14,704,086

Restaurants – 1.0%
5,800	CEC Entertainment, Inc.*	316,506
21,388	Lone Star Steakhouse & Saloon, Inc.	581,112
54,300	Papa John’s International, Inc.*@	1,999,326
17,000	Ryan’s Family Steak Houses, Inc.*	295,800

		3,192,744

Retail Apparel – 6.9%
29,450	Aaron Rents, Inc.	692,075
15,700	Aeropostale, Inc.*	538,510
94,000	Blockbuster, Inc.*@	1,614,920
27,280	Brown Shoe Co.	1,074,559
112,600	Charming Shoppes, Inc.*	737,530
14,100	Electronics Boutique Holdings Corp.*	383,661
19,600	Hot Topic, Inc.*	568,988
57,700	Insight Enterprises, Inc.*	1,227,279
26,700	K-Swiss, Inc.	642,135
53,100	Longs Drug Stores Corp.	1,109,259
63,000	Movie Gallery, Inc.	1,260,000
8,100	Oxford Industries, Inc.	355,995
57,200	PETCO Animal Supplies, Inc.*	1,857,856
125,400	ShopKo Stores, Inc.*	1,914,858
34,300	Skechers U.S.A., Inc.*	432,523
34,100	Sonic Automotive, Inc.	838,860
45,200	Stage Stores, Inc.*	1,613,188
10,900	The Childrens Place Retail Stores, Inc.*	333,976
48,400	The Finish Line, Inc.*	1,675,124
22,700	The Pep Boys – Manny, Moe & Jack	535,493
43,000	Ultimate Electronics, Inc.*@	314,330
25,300	Zale Corp.*	1,446,907

		21,168,026

Semiconductors – 3.8%
32,900	Amkor Technology, Inc.*	508,963
124,200	Atmel Corp.*	859,464
38,399	Avnet, Inc.*	904,296
14,700	Cohu, Inc.	278,271
148,300	Cypress Semiconductor Corp.*	3,200,314
61,300	Dot Hill Systems Corp.*	860,039
54,800	LSI Logic Corp.*	553,480
42,600	Methode Electronics, Inc.	532,500
39,100	Micrel, Inc.*	587,282
24,600	Microsemi Corp.*	383,760
64,900	Photronics, Inc.*	1,127,313
41,400	Sigma Designs, Inc.*@	313,398
38,000	Silicon Storage Technology, Inc.*	475,760
18,400	Ultratech, Inc.*	456,504
26,100	Zoran Corp.*	470,061

		11,511,405

Specialty Financials – 2.7%
65,100	AmeriCredit Corp.*	1,238,202
11,100	BlackRock, Inc.	660,450
38,600	CompuCredit Corp.*	836,076
26,800	Credit Acceptance Corp.*	466,320
20,500	Knight Trading Group, Inc.*	284,130
12,627	NCO Group, Inc.*	278,678
57,232	New Century Financial Corp.@	2,804,368
51,500	Nuveen Investments	1,448,180
17,300	SWS Group, Inc.	304,826

		8,321,230

Telecommunications Equipment – 3.0%
73,700	Anixter International, Inc.*	2,203,630
26,100	Artesyn Technologies, Inc.*	284,490
95,700	Audiovox Corp.*	1,575,222
28,850	Cable Design Technologies Corp.*	281,288
83,100	CommScope, Inc.*	1,478,349
67,000	Enterasys Networks, Inc.*	304,850
58,600	Plantronics, Inc.*	2,339,312

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Telecommunications Equipment – (continued)
43,300	TALK America Holdings, Inc.*@	$506,610
11,600	Verint System, Inc.*	303,456

		9,277,207

Telephone – 1.1%
87,900	IDT Corp.*	1,766,790
37,900	Primus Telecommunications Group, Inc.*	286,903
193,100	Time Warner Telecom, Inc.*	1,338,183

		3,391,876

Thrifts – 1.7%
10,500	BankUnited Financial Corp.*	289,485
12,000	Citizens First Bancorp, Inc.	289,200
14,700	Commercial Federal Corp.	412,188
14,750	Doral Financial Corp.	503,270
108,200	Flagstar Bancorp, Inc.	2,796,970
19,950	Flushing Financial Corp.	377,055
12,700	Irwin Financial Corp.	375,285
17,900	Sound Federal Bancorp, Inc.	275,123

		5,318,576

Tobacco – 0.3%
67,100	DIMON, Inc.	466,345
5,200	R.J. Reynolds Tobacco Holdings, Inc.	320,996

		787,341

Transports – 1.6%
19,700	Alaska Air Group, Inc.*	507,078
72,200	America West Holdings Corp. Class B*@	789,146
28,600	ExpressJet Holdings, Inc.*	392,678
70,500	Frontier Airlines, Inc.*	715,575
13,400	J.B. Hunt Transport Services, Inc.*	367,160
11,100	Landstar System, Inc.*	396,159
24,200	Overseas Shipholding Group, Inc.	868,780
35,600	SkyWest, Inc.	688,860

		4,725,436

Wireless – 0.7%
4,300	NII Holding, Inc.*	465,905
17,216	Priceline.com, Inc.*@	396,140
30,400	United States Cellular Corp.*	1,257,040

		2,119,085

TOTAL COMMON STOCKS
(Cost $240,652,690)		$298,683,310

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 1.6%

Joint Repurchase Agreement Account II^
$4,800,000	1.07%	03/01/2004	$4,800,000
Maturity Value: $4,800,427

TOTAL REPURCHASE AGREEMENT
(Cost $4,800,000)			$4,800,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $245,452,690)			$303,483,310

Shares	Description	Value
Securities Lending Collateral – 7.9%

24,093,021	Boston Global Investment Trust – Enhanced Portfolio	$24,093,021

TOTAL SECURITIES LENDING COLLATERAL
(Cost $24,093,021)		$24,093,021

TOTAL INVESTMENTS
(Cost $269,545,711)		$327,576,331

*	Non-income producing security.

^	Joint repurchase agreement was entered into on February 27, 2004.

@	All or part of security is on loan.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REIT—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Statement of Investments
February 29, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – 99.6%

Biotechnology – 2.1%
46,000	Genentech, Inc.*	$4,962,940
34,600	Gilead Sciences, Inc.*	1,875,666

		6,838,606

Chemicals – 2.9%
191,900	Monsanto Co.	6,340,376
66,700	The Dow Chemical Co.	2,899,449

		9,239,825

Computer Hardware – 2.4%
146,200	Agilent Technologies, Inc.*	4,998,578
3,900	Lexmark International, Inc.*	320,931
15,800	NCR Corp.*	707,208
125,100	Sanmina-SCI Corp.*	1,587,519

		7,614,236

Computer Software – 0.4%
71,100	Cadence Design Systems, Inc.*	1,097,073
12,100	Computer Associates International, Inc.	321,376

		1,418,449

Defense/ Aerospace – 0.9%
67,600	The Boeing Co.	2,931,812

Drugs – 0.6%
34,850	American Pharmaceutical Partners, Inc.*@	1,244,145
34,900	Endo Pharmaceuticals Holdings, Inc.*	847,023

		2,091,168

Electrical Utilities – 4.1%
68,600	Constellation Energy Group, Inc.	2,726,850
245,300	Edison International	5,663,977
21,400	Entergy Corp.	1,268,806
20,100	Exelon Corp.	1,349,514
107,000	Northeast Utilities	2,058,680

		13,067,827

Energy Resources – 6.6%
41,300	Amerada Hess Corp.	2,657,655
10,867	ChevronTexaco Corp.	960,100
32,000	ConocoPhillips	2,203,840
13,300	Devon Energy Corp.	755,174
248,860	Exxon Mobil Corp.	10,494,426
92,400	Occidental Petroleum Corp.	4,102,560

		21,173,755

Environmental & Other Services – 1.5%
11,100	Career Education Corp.*	554,889
29,800	ITT Educational Services, Inc.*	1,131,506
53,700	Republic Services, Inc.	1,409,088
62,700	Waste Management, Inc.	1,786,950

		4,882,433

Food & Beverages – 4.4%
302,000	Archer-Daniels-Midland Co.	5,194,400
59,000	Kraft Foods, Inc.	1,993,610
36,600	SUPERVALU, INC.	1,035,780
17,400	SYSCO Corp.	689,910
328,992	Tyson Foods, Inc.	5,224,393

		14,138,093

Health Insurance – 0.4%
52,700	Humana, Inc.*	1,155,184

Home Products – 2.1%
67,900	Avon Products, Inc.	4,793,740
49,800	The Gillette Co.	1,916,802

		6,710,542

Hotel & Leisure – 1.9%
31,400	Caesars Entertainment, Inc.*	386,220
42,400	GTECH Holdings Corp.	2,490,152
40,900	Harman International Industries, Inc.	3,189,791

		6,066,163

Information Services – 2.9%
165,100	Accenture Ltd.*	3,813,810
74,800	IMS Health, Inc.	1,853,544
53,700	Moody’s Corp.	3,590,382

		9,257,736

Large Banks – 12.1%
102,000	Bank of America Corp.	8,355,840
180,400	Citigroup, Inc.	9,066,904
23,500	FleetBoston Financial Corp.	1,058,205
257,300	J.P. Morgan Chase & Co.	10,554,446
166,700	Wachovia Corp.	7,996,599
34,900	Wells Fargo & Co.	2,001,515

		39,033,509

Life Insurance – 5.6%
8,300	AmerUs Group Co.	323,534
93,000	MetLife, Inc.	3,268,950
29,000	Nationwide Financial Services, Inc.	1,103,160
162,600	Principal Financial, Inc.	5,886,120
8,800	Protective Life Corp.	334,752
155,300	Prudential Financial, Inc.	7,204,367

		18,120,883

Media – 5.0%
67,536	Comcast Corp.*	2,028,781
41,000	Cox Radio, Inc.*	899,950
147,200	Fox Entertainment Group, Inc.*	4,271,744
27,900	Hearst-Argyle Television, Inc.	735,165
36,900	PanAmSat Corp.*	843,165
88,700	The Walt Disney Co.	2,353,211
42,600	Time Warner, Inc.*	734,850
105,800	Viacom, Inc. Class B	4,069,068

		15,935,934

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Medical Products – 2.2%
31,500	Guidant Corp.	$2,146,410
64,500	Zimmer Holdings, Inc.*	4,878,780

		7,025,190

Mining – 0.1%
6,400	Freeport-McMoRan Copper & Gold, Inc. Class B	272,960

Motor Vehicles – 4.8%
195,000	AutoNation, Inc.*	3,252,600
378,800	Ford Motor Co.	5,208,500
146,000	General Motors Corp.	7,025,520

		15,486,620

Oil Refining – 4.1%
90,200	Marathon Oil Corp.	3,169,628
80,800	Sunoco, Inc.	4,969,200
86,600	Valero Energy Corp.	5,196,000

		13,334,828

Paper & Packaging – 0.5%
25,100	Boise Cascade Corp.	845,870
10,000	Georgia-Pacific Corp.	320,500
21,000	Louisiana-Pacific Corp.	519,330

		1,685,700

Parts & Equipment – 0.8%
134,800	Avaya, Inc.*	2,311,820
10,600	Rockwell Automation, Inc.	322,876

		2,634,696

Property Insurance – 5.1%
60,418	Fidelity National Financial, Inc.	2,362,928
74,600	Loews Corp.	4,497,634
94,200	MBIA, Inc.	6,197,418
49,600	MGIC Investment Corp.	3,282,528

		16,340,508

Publishing – 0.8%
33,600	Deluxe Corp.	1,323,168
16,200	The McGraw-Hill Cos., Inc.	1,266,354

		2,589,522

Regionals – 4.1%
43,600	Bank of Hawaii Corp.	1,989,904
8,700	Charter One Financial, Inc.	315,114
18,300	Hudson City Bancorp, Inc.	711,138
141,300	National City Corp.	5,044,410
26,600	North Fork Bancorporation, Inc.	1,123,318
10,400	Silicon Valley Bancshares*	356,200
17,500	SouthTrust Corp.	588,000
57,200	UnionBanCal Corp.	3,083,652

		13,211,736

REITs – 3.0%
173,700	Equity Office Properties Trust	4,957,398
111,400	Friedman, Billings, Ramsey Group, Inc.	2,965,468
13,400	General Growth Properties, Inc.	418,884
6,700	Kimco Realty Corp.	314,565
17,400	Mack-Cali Realty Corp.	740,544
6,600	Public Storage, Inc.	315,018

		9,711,877

Retail Apparel – 3.5%
51,700	Coach, Inc.*	2,048,871
110,200	Federated Department Stores, Inc.	5,771,174
134,500	Saks, Inc.*	2,342,990
13,200	Sears, Roebuck & Co.	620,532
12,100	Staples, Inc.	317,262

		11,100,829

Semiconductors – 1.3%
63,700	Avnet, Inc.*	1,500,135
96,800	Intel Corp.	2,829,464

		4,329,599

Specialty Financials – 3.2%
109,500	AmeriCredit Corp.*@	2,082,690
70,200	Ameritrade Holding Corp.*	1,142,856
5,300	BlackRock, Inc.	315,350
158,100	CIT Group, Inc.	6,240,207
9,400	Franklin Resources, Inc.	531,100

		10,312,203

Telecommunications Equipment – 0.5%
21,300	Motorola, Inc.	392,985
30,300	Plantronics, Inc.*	1,209,576

		1,602,561

Telephone – 4.8%
307,500	BellSouth Corp.	8,474,700
366,600	Sprint Corp.	6,499,818
8,878	Verizon Communications, Inc.	340,294

		15,314,812

Thrifts – 0.8%
58,750	Doral Financial Corp.	2,004,550
3,700	Golden West Financial Corp.	427,054

		2,431,604

Tobacco – 1.5%
78,200	R.J. Reynolds Tobacco Holdings, Inc.@	4,827,286

Transports – 1.9%
9,300	Overseas Shipholding Group, Inc.	333,870
79,700	United Parcel Service, Inc. Class B	5,629,211

		5,963,081

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Statement of Investments (continued)
February 29, 2004 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Wireless – 0.7%
69,000	AT&T Wireless Services, Inc.*	$937,020
29,900	United States Cellular Corp.*	1,236,365

		2,173,385

TOTAL COMMON STOCKS
(Cost $271,893,625)		$320,025,152

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 2.0%

Joint Repurchase Agreement Account II^
$6,400,000	1.07%	03/01/2004	$6,400,000
Maturity Value: $6,400,570

TOTAL REPURCHASE AGREEMENT
(Cost $6,400,000)			$6,400,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $278,293,625)			$326,425,152

Shares

		Description
Securities Lending Collateral – 2.4%

7,725,825	Boston Global Investment Trust – Enhanced Portfolio	$7,725,825

TOTAL SECURITIES LENDING COLLATERAL
(Cost $7,725,825)		$7,725,825

TOTAL INVESTMENTS
(Cost $286,019,450)		$334,150,977

*	Non-income producing security.

^	Joint repurchase agreement was entered into on February 27, 2004.

@	All or part of security is on loan.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Statement of Investments
February 29, 2004 (Unaudited)

Shares	Description	Value

Common Stocks – 97.1%

Australia – 1.3%
2,823	Ansell Ltd. (Health & Personal Care)	$15,290
25,263	Australia & New Zealand Banking Group Ltd. (Banking)	350,562
49,232	BHP Ltd. (Energy Sources)	468,093
19,044	BlueScope Steel Ltd. (Metals-Steel)	87,172
25,179	Boral Ltd. (Building Materials & Components)	119,424
11,234	Brambles Industries Ltd. (Business & Public Services)	46,321
97	Coca-Cola Amatil Ltd. (Beverages & Tobacco)	495
3,131	Coles Myer Ltd. (Merchandising)	18,810
4,706	Commonwealth Bank of Australia (Banking)	115,346
50,664	Deutsche Office Trust (Real Estate)	43,519
102,700	Futuris Corp. Ltd. (Food & Household Products)	134,966
77,400	General Property Trust (Real Estate)	178,540
14,196	Insurance Australia Group Ltd. (Insurance)	49,417
75,021	John Fairfax Holdings Ltd. (Broadcasting & Publishing)	196,683
2,691	Macquarie Bank Ltd. (Financial Services)	69,027
19,118	Mirvac Group (Real Estate)	68,255
10,047	National Australia Bank Ltd. (Banking)	240,249
19,412	Orica Ltd. (Chemicals)	207,524
39,265	Origin Energy Ltd. (Energy Resources)	170,328
30,855	Publishing & Broadcasting Ltd. (Broadcasting & Publishing)	295,627
49,575	QBE Insurance Group Ltd. (Insurance)@	423,499
6,448	Rio Tinto Ltd. (Metals-Non Ferrous)	180,298
7,046	Sonic Healthcare Ltd. (Health & Personal Care)	43,579
111,424	Telstra Corp. Ltd. (Telecommunications)	411,358
5,751	The News Corp. Ltd. (Broadcasting & Publishing)	53,866
4,191	Wesfarmers Ltd. (Multi-Industry)	88,923
48,356	Westpac Banking Corp. Ltd. (Banking)	628,853
23,055	WMC Resources Ltd.* (Metals-Non Ferrous)	93,233

		4,799,257

Belgium – 2.7%
10,387	Colruyt NV (Merchandising)	1,185,037
70,588	Delhaize Group (Merchandising)	3,843,970
24,739	Dexia (Banking)	457,357
762	Electrabel SA (Utilities – Electrical & Gas)	253,110
83,551	Fortis (Financial Services)	1,928,774
1,978	S.A. D’ Ieteren NV (Wholesale and International Trade)	412,767
61,420	UCB SA (Health & Personal Care)	2,275,694

		10,356,709

Finland – 0.4%
30,500	Kesko Oyj Series B (Merchandising)	612,837
27,400	Nokia Oyj (Telecommunications)	597,910
10,350	Pohjola Group PLC Series D (Insurance)	289,059

		1,499,806

France – 6.8%
2,353	Air France (Transportation – Airlines)	48,429
71,956	BNP Paribas SA (Banking)	4,561,347
1,265	Casino Guichard-Perrachon SA (Merchandising)@	125,629
10,544	CNP Assurances (Insurance)	611,417
54,627	European Aeronautic Defense and Space Co. (Aerospace & Military Technology)@	1,271,392
103,160	France Telecom SA* (Telecommunications)	2,847,370
91,873	Renault SA (Automobiles)	6,403,503
1,107	Societe BIC SA (Business & Public Services)	47,915
34,600	Societe Generale Series A (Banking)	3,080,847
25,430	Total SA (Energy Sources)	4,674,656
22,937	Vinci SA (Construction & Housing)	2,097,493

		25,769,998

Germany – 13.1%
42,619	Allianz AG (Insurance)	5,318,005
51,245	Bayer AG (Chemicals)	1,456,582
100,846	Continental AG (Industrial Components)	4,136,663
175,782	Deutsche Lufthansa AG (Transportation – Airlines)	3,149,073
46,900	Deutsche Post AG (Business & Public Services)	1,116,828
413,450	Deutsche Telekom AG* (Telecommunications)	8,103,892
41,608	E.On AG (Utilities – Electrical & Gas)	2,825,669
30,789	Merck KGaA (Health & Personal Care)	1,360,297
43,338	Metro AG (Merchandising)	1,940,032
188,172	RWE AG (Utilities – Electrical & Gas)	8,309,039
119,055	Siemens AG (Multi – Industry)	9,216,273

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
February 29, 2004 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
153,196	ThyssenKrupp AG (Metals – Steel)	$2,974,172

		49,906,525

Hong Kong – 3.5%
24,500	ASM Pacific Technology Ltd. (Electronic Components & Instruments)	112,246
355,385	Bank of East Asia Ltd. (Banking)	1,155,157
411,500	Boc Hong Kong Holdings Ltd. (Banking)	841,114
208,000	Cathay Pacific Airways Ltd. (Transportation – Airlines)	423,421
88,000	Cheung Kong (Holdings) Ltd. (Real Estate)	839,861
216,500	CLP Holdings Ltd. (Utilities – Electrical & Gas)	1,115,277
187,500	Esprit Holdings Ltd. (Merchandising)	731,053
16,000	Giordano International Ltd. (Merchandising)	9,661
292,000	Hang Lung Properties Ltd. (Real Estate)	421,727
19,500	Hang Seng Bank Ltd. (Banking)	276,672
165,500	Hongkong Electric Holdings Ltd. (Utilities – Electrical & Gas)	710,038
18,000	Hopewell Holdings Ltd. (Transportation – Road & Rail)	35,032
184,000	Hutchison Whampoa Ltd. (Multi-Industry)	1,549,860
25,000	Hysan Development Co. Ltd. (Real Estate)	47,022
50,000	New World Development Co. Ltd. (Real Estate)	53,955
551,000	SmarTone Telecommunications Holdings Ltd. (Telecommunications)	633,512
257,000	Sun Hung Kai Properties Ltd. (Real Estate)	2,526,012
95,000	Swire Pacific Ltd. Series A (Financial Services)	664,927
81,000	Techtronic Industries Co. Ltd. (Appliances & Household Durables)	267,597
172,000	The Wharf (Holdings) Ltd. (Financial Services)	536,481
139,000	Yue Yuen Industrial (Holdings) Ltd. (Textiles & Apparel)	402,943

		13,353,568

Italy – 0.2%
24,031	Enel S.p.A. (Utilities – Electrical & Gas)	186,371
4,786	Gruppo Editoriale L’Espresso S.p.A. (Broadcasting & Publishing)	29,626
10,250	Intesa Banca S.p.A. (Banking)	29,062
31,978	Riunione Adriatica di Sicurta S.p.A. (Insurance)	581,431
4,759	SanPaolo IMI S.p.A (Banking)	61,234

		887,724

Japan – 26.4%
12,000	Ajinomoto Co., Inc. (Food & Household Products)	131,144
301,000	Alps Electric Co. Ltd. (Electronic Components & Instruments)@	3,945,396
55,100	Aoyama Trading Co., Ltd. (Merchandising)	1,110,443
326,400	Asahi Breweries, Ltd. (Beverages & Tobacco)	3,206,181
154,000	Asahi Kasei Corp. (Chemicals)	764,982
12,700	Autobacs Seven Co. Ltd. (Merchandising)	319,142
31,200	Benesse Corp. (Business & Public Services)	787,287
1,000	Casio Computer Co., Ltd. (Data Processing & Reproduction)	10,355
60,900	Chubu Electric Power Co., Inc. (Utilities – Electrical & Gas)	1,304,338
204,000	Citizen Watch Co., Ltd. (Electronic Components & Instruments)	1,785,115
21,700	Coca-Cola West Japan Co., Ltd. (Beverages & Tobacco)	465,823
128,100	Daito Trust Construction Co., Ltd. (Construction & Housing)	4,442,258
7,000	Denki Kagaku Kogyo Kabushiki Kaisha (Chemicals)	20,991
346	East Japan Railway Co. (Transportation – Road & Rail)	1,620,669
12,500	Eisai Co., Ltd. (Health & Personal Care)	340,189
87,000	Fuji Photo Film Co., Ltd. (Recreation and Other Consumer Goods)	2,693,619
40	Fuji Television Network, Inc. (Broadcasting & Publishing)	176,510
416,000	Fujitsu Ltd.* (Data Processing & Reproduction)	2,507,746
43,000	Hankyu Department Stores, Inc. (Merchandising)	330,358
49,000	Hino Motor, Ltd. (Machinery & Engineering)	319,390
30,100	Hitachi Chemical Co. Ltd. (Chemicals)	477,480
1,016,000	Hitachi Ltd. (Electronic Components & Instruments)	6,630,740
46,000	Hokugin Financial Group, Inc. (Banking)	58,534
1,600	JFE Holdings, Inc. (Metals – Steel)	40,544
4,000	JGC Corp. (Construction & Housing)	40,123
39,000	Kirin Brewery Co., Ltd. (Beverages & Tobacco)	355,600

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
70,000	Komatsu Ltd. (Machinery & Engineering)	$426,003
19,000	Koyo Seiko Co., Ltd. (Machinery & Engineering)@	186,452
19,000	Kuraray Co., Ltd. (Chemicals)	150,525
7,600	Kurita Water Industries Ltd. (Machinery & Engineering)	88,026
20,900	Kyocera Corp. (Electronic Components & Instruments)	1,536,716
19,300	Kyushu Electric Power Co., Inc. (Utilities – Electrical & Gas)	336,999
2,000	Matsushita Electric Industrial Co., Ltd. (Appliances & Household Durables)	29,000
13,100	Meitec Corp. (Business & Public Services)	464,725
609,000	Mitsubishi Chemical Corp. (Chemicals)	1,555,206
30,000	Mitsubishi Corp. (Wholesale and International Trade)	297,454
173,000	Mitsubishi Electric Corp. (Electrical & Electronics)	832,773
215,000	Mitsubishi Rayon Co., Ltd. (Chemicals)	747,652
141	Mitsubishi Tokyo Financial Group, Inc. (Banking)	1,091,242
144,000	Mitsui O.S.K. Lines, Ltd. (Transportation – Shipping)	691,811
78,000	Mitsui Sumitomo Insurance Co., Ltd. (Insurance)	688,326
2,183	Mizuho Financial Group, Inc. (Banking)	6,606,174
58,100	Namco Ltd. (Business & Public Services)	1,436,291
20,000	NEC Corp. (Electrical & Electronics)	146,864
62,000	Nippon Shokubai Co., Ltd. (Chemicals)	429,661
745,000	Nippon Steel Corp. (Metals – Steel)	1,459,466
1,377	Nippon Telephone & Telegraph Corp. (Telecommunications)	6,392,619
204,800	Nissan Motor Co. Ltd. (Automobiles)	2,266,427
22,000	NTN Corp. (Machinery & Engineering)	99,917
404,000	Oji Paper Co., Ltd. (Forestry & Paper Products)	2,387,576
25,000	Olympus Optical Co., Ltd. (Health & Personal Care)	521,226
17,200	Omron Corp. (Electronic Components & Instruments)	375,220
11,100	Orix Corp. (Financial Services)	1,025,970
41,700	Pioneer Corp. (Appliances & Household Durables)@	1,156,042
17,800	Promise Co. Ltd. (Financial Services)	1,080,418
59,000	Sanden Corp. (Industrial Components)@	353,340
24,500	Sankyo Co. (Recreation and Other Consumer Goods)	872,693
88,000	Sankyo Co., Ltd. (Health & Personal Care)	1,906,736
53,000	Seiko Epson Corp. (Electronic Components & Instruments)	1,863,139
142,000	Seino Transportation Co., Ltd. (Transportation – Road & Rail)@	1,232,926
1,000	Sekisui House Ltd. (Construction & Housing)	9,585
279,000	Sumitomo Corp. (Wholesale and International Trade)	2,179,407
230,000	Sumitomo Electric Industries, Ltd. (Metals – Non Ferrous)	1,973,923
15	Sumitomo Mitsui Financial Group, Inc. (Banking)	83,653
251,000	Taiheiyo Cement Corp. (Building Materials & Components)	635,790
59,000	Taisho Pharmaceutical Co., Ltd. (Health & Personal Care)	1,064,036
21,600	Takeda Chemical Industries Ltd. (Health & Personal Care)	892,616
27,330	Takefuji Corp. (Financial Services)@	1,957,705
700	TDK Corp. (Electronic Components & Instruments)	48,937
2,000	Teijin Ltd. (Chemicals)	5,906
50,000	The Bank of Yokohama Ltd. (Banking)@	209,128
27,700	Tohoku Electric Power Co., Inc. (Utilities – Electrical & Gas)	465,057
14,400	Tokyo Broadcasting System, Inc. (Broadcasting & Publishing)	234,964
400,000	Tokyo Gas Co., Ltd. (Utilities – Electrical & Gas)	1,486,703
14,000	TonenGeneral Sekiyu K.K. (Energy Sources)	112,534
155,000	Toppan Printing Co., Ltd. (Business & Public Services)	1,814,849
475,000	Toray Industries, Inc. (Chemicals)	1,815,699
190,000	Tosho Corp. (Chemicals)	663,199
77,000	Toyobo Co., Ltd. (Textiles & Apparel)	168,141
214,100	Toyota Motor Corp. (Automobiles)	7,399,203
34,000	UNY Co. Ltd. (Merchandising)	382,809
161	West Japan Railway (Transportation – Road & Rail)@	587,010
87,100	Yamaha Corp. (Recreation and Other Consumer Goods)	1,617,529

		100,428,955

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
February 29, 2004 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Netherlands – 6.1%
152,812	ABN AMRO Holding NV (Banking)	$3,543,679
268,383	Aegon NV (Insurance)	3,955,506
127,282	Akzo Nobel NV (Chemicals)	4,920,074
15,524	ING Groep NV (Financial Services)	379,807
102,385	Koninklijke (Royal) KPN NV* (Telecommunications)	808,877
15,039	Koninklijke (Royal) Philips Electronics NV (Appliances & Household Durables)	457,271
44,355	Koninklijke Numico NV* (Food & Household Products)	1,463,486
97,084	Oce NV (Electronic Components & Instruments)@	1,875,159
86,079	Royal Dutch Petroleum Co. (Energy Sources)	4,274,224
15,183	Unilever NV (Food & Household Products)	1,100,098
4,589	Wereldhave NV (Real Estate)	382,314

		23,160,495

Norway – 2.2%
34,400	Frontline Ltd. (Energy Sources)	1,101,121
65,540	Norsk Hydro ASA (Energy Sources)	4,722,479
31,600	Orkla ASA (Beverages & Tobacco)	897,179
8,400	Schibsted ASA (Broadcasting & Publishing)	164,956
73,200	Statoil ASA (Energy Sources)	867,679
11,200	Storebrand ASA (Insurance)	76,003
92,400	Telenor ASA (Telecommunications)	632,608

		8,462,025

Singapore – 4.7%
1,511,000	Capitaland Ltd. (Real Estate)	1,593,566
323,000	Chartered Semiconductor Manufacturing Ltd.* (Electronic Components & Instruments)	323,500
68,850	Creative Technology Ltd. (Electronic Components & Instruments)	721,815
175,000	Cycle & Carriage Ltd. (Wholesale and International Trade)	632,519
308,000	DBS Group Holdings Ltd. (Banking)	2,664,290
83,500	Fraser & Neave Ltd. (Beverages & Tobacco)	696,753
221,000	Keppel Corp. Ltd. (Multi – Industry)	948,024
106,000	Keppel Land Ltd. (Real Estate)	119,595
333,000	Oversea-Chinese Banking Corp. Ltd. (Banking)	2,488,456
7,000	Overseas Union Enterprise Ltd. (Leisure & Tourism)	26,943
409,000	Parkway Holdings Ltd. (Business & Public Services)	248,355
305,000	SembCorp Marine Ltd. (Multi – Industry)	256,295
306,000	Singapore Airlines Ltd. (Transportation – Airlines)	2,084,915
419,000	Singapore Exchange Ltd. (Financial Services)	433,342
222,000	Singapore Post Ltd. (Business & Public Services)	97,840
14,000	Singapore Press Holdings Ltd. (Broadcasting & Publishing)	153,019
246,000	Singapore Technologies Engineering Ltd. (Aerospace & Military Technology)	300,679
1,496,000	Singapore Telecommunications Ltd. (Telecommunications)	2,043,703
280,000	SMRT Corp. Ltd. (Transportation – Road & Rail)	96,254
28,000	ST Assembly Test Services Ltd.* (Electronic Components & Instruments)	30,935
214,000	United Overseas Bank Ltd. (Banking)	1,769,940
163,000	United Overseas Land Ltd. (Real Estate)	196,391

		17,927,129

Spain – 2.6%
2	Antena 3 Television SA* (Media)	89
312,511	Banco Santander Central Hispano SA (Banking)	3,615,106
108,446	Corporacion Mapfre SA (Insurance)	1,594,719
14,413	Iberia Lineas Aereas de Espana SA (Transportation – Airlines)	50,104
28,967	Indra Sistemas SA (Business & Public Services)	395,020
194,018	Repsol SA (Energy Sources)	3,993,744
9,193	Telefonica de Espana SA (Telecommunications)	149,642

		9,798,424

Sweden – 2.3%
21,000	Alfa Laval AB (Machinery & Engineering)	282,713
3,500	Gambro AB Series A (Health & Personal Care)	29,691
74,900	Gambro AB Series B (Health & Personal Care)	625,479
8,000	Getinge AB Series B (Health & Personal Care)	85,935
472,500	Nordea Bank AB (Banking)	3,281,924
30,000	OMHEX AB (Financial Services)	470,435
17,500	SAS AB* (Transportation – Airlines)	161,354
140,900	Skandinaviska Enskilda Banken AB (Banking)@	2,094,897

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Sweden – (continued)
2,900	SKF AB (Machinery & Engineering)	$107,540
28,400	SSAB Svenskt Stal AB (Metals – Steel)	512,242
302,000	Telefonaktiebolaget LM Ericsson Series B* (Telecommunications)	874,412
3,600	Trelleborg AB Series B (Industrial Components)	66,171
3,200	Volvo AB Series B (Machinery & Engineering)	100,628

		8,693,421

Switzerland – 1.6%
36,213	Credit Suisse Group (Financial Services)	1,322,282
55	Geberit AG (Building Materials & Components)	28,093
510	Kuoni Reisen Holding AG (Leisure & Tourism)	186,831
49,273	Logitech International SA* (Electronic Components & Instruments)	2,369,917
12,073	Zurich Financial Services AG (Insurance)	1,974,405

		5,881,528

United Kingdom – 23.2%
206,980	Alliance Unichem PLC (Health & Personal Care)	2,064,374
34,742	AstraZeneca PLC (Health & Personal Care)	1,658,910
5,694	BAA PLC (Business & Public Services)	55,521
1,173,032	Barclays PLC (Banking)	10,587,236
81,305	BG Group PLC (Energy Sources)	478,811
403,412	BHP Billiton PLC (Metals – Non Ferrous)	3,704,109
31,456	BP PLC ADR (Energy Sources)	1,547,635
819,950	BP PLC (Energy Sources)	6,632,852
506,337	British Airways PLC* (Transportation – Airlines)	2,955,641
6,675	British American Tobacco PLC (Beverages & Tobacco)	101,941
5,974	British Land Co. PLC (Real Estate)	71,691
896,135	BT Group PLC (Telecommunications)	2,944,911
58,285	Bunzl PLC (Business & Public Services)	483,066
98,583	Cable & Wireless PLC (Telecommunications)	258,849
313,970	CGNU PLC (Insurance)	3,276,893
58,700	De La Rue PLC (Business & Public Services)	340,073
3,666	Diageo PLC (Beverages & Tobacco)	50,917
7,852	EMAP PLC (Broadcasting & Publishing)	132,401
381,019	Firstgroup PLC (Transportation – Road & Rail)	1,827,501
196,423	George Wimpey PLC (Construction & Housing)	1,410,259
169,279	GKN PLC (Industrial Components)	859,351
58,079	GlaxoSmithKline PLC ADR (Health & Personal Care)	2,475,327
68,426	GUS PLC (Merchandising)	927,838
111,695	HBOS PLC (Banking)	1,514,739
281,095	IMI PLC (Machinery & Engineering)	1,840,654
438,021	ITV PLC (Broadcasting & Publishing)	1,127,810
97,119	J Sainsbury PLC (Merchandising)	539,597
15,400	Kelda Group PLC (Utilities – Electrical & Gas)	127,687
210,276	Kingfisher PLC (Merchandising)	1,165,965
54,610	Land Securities Group PLC (Real Estate)	1,118,041
339,244	Lloyds TSB Group PLC (Banking)	2,848,487
41,482	Man Group PLC (Financial Services)	1,187,792
25,516	MFI Furniture Group PLC (Appliances & Household Durables)	70,086
524,983	National Grid Transco PLC (Utilities – Electrical & Gas)	4,214,588
62,495	Persimmon PLC (Construction & Housing)	661,979
94,267	Provident Financial PLC (Financial Services)	1,303,899
14,400	Prudential PLC (Insurance)	132,329
2,651	Reckitt Benckiser PLC (Food & Household Products)	69,402
20,800	Rentokil Initial PLC (Business & Public Services)	75,560
126,767	Reuters Group PLC (Broadcasting & Publishing)	911,026
289,005	Rexam PLC (Misc. Materials & Commodities)	2,433,855
55,333	RMC Group PLC (Building Materials & Components)	711,053
459,648	SABMiller PLC (Beverages & Tobacco)	4,816,521
5,300	Safeway PLC (Merchandising)	30,037
158,913	Scottish Power PLC (Utilities – Electrical & Gas)	1,085,130
11,800	Shell Transport & Trading Co. PLC (Energy Sources)	81,133
31,525	Shell Transport & Trading Co. PLC ADR (Energy Sources)@	1,326,887
67,353	Smith & Nephew PLC (Health & Personal Care)	655,501
274,861	Tate & Lyle PLC (Food & Household Products)	1,476,734

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
February 29, 2004 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
297,613	Taylor Woodrow PLC (Construction & Housing)	$1,499,146
63,704	Tesco PLC (Merchandising)	304,885
273,204	Unilever PLC* (Food & Household Products)	2,871,030
202,363	Vodafone Group PLC ADR (Telecommunications)	5,053,004
32,977	Whitbread PLC (Leisure & Tourism)	451,988
167,496	William Hill PLC (Leisure & Tourism)	1,547,576

		88,100,228

TOTAL COMMON STOCKS
(Cost $311,779,763)		$369,025,792

Preferred Stocks – 0.4%

Australia – 0.1%
19,757	The News Corp. Ltd. (Broadcasting & Publishing)	$162,157

Germany – 0.3%
727	Porsche AG (Automobiles)	423,134
36,839	ProSiebenSat.1 Media AG (Broadcasting & Publishing)	779,593

		1,202,727

TOTAL PREFERRED STOCKS
(Cost $996,232)		$1,364,884

Principal	Interest	Maturity
Amount	Rate	Date	Value
Government Agency Security – 0.3%

United States – 0.3%
Federal Home Loan Mortgage Discount Notes
$1,000,000	1.00%	03/25/2004	$998,220

TOTAL GOVERNMENT AGENCY SECURITY
(Cost $999,300)			$998,220

Short-Term Obligation – 4.2%

State Street Bank & Trust Euro – Time Deposit
15,968,000	0.94%	03/01/2004	$15,968,000

TOTAL SHORT-TERM OBLIGATION
(Cost $15,968,000)			$15,968,000

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $329,743,295)			$387,356,896

Shares	Description	Value
Securities Lending Collateral – 3.5%

13,506,316	Boston Global Investment Trust – Enhanced Portfolio	$13,506,316

TOTAL SECURITIES LENDING COLLATERAL
(Cost $13,506,316 )		$13,506,316

TOTAL INVESTMENTS
(Cost $343,249,611)		$400,863,212

*	Non-income producing security.

@	All or part of security is on loan.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
ADR	—	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

As % of
Net Assets
Common and Preferred Stock Industry Classifications†

Aerospace & Military Technology	0.4%
Appliances & Household Durables	0.5
Automobiles	4.3
Banking	14.3
Beverages & Tobacco	2.8
Broadcasting & Publishing	1.2
Building Materials & Components	0.4
Business & Public Services	1.9
Chemicals	3.5
Construction & Housing	2.7
Data Processing & Reproduction	0.7
Electrical & Electronics	0.3
Electronic Components & Instruments	5.7
Energy Resources	0.0
Energy Sources	8.0
Financial Services	3.3
Food & Household Products	1.9
Forestry & Paper Products	0.6
Health & Personal Care	4.2
Industrial Components	1.4
Insurance	5.0
Leisure & Tourism	0.6
Machinery & Engineering	0.9
Media	0.0
Merchandising	3.6
Metals – Non Ferrous	1.6
Metals – Steel	1.3
Misc. Materials & Commodities	0.6
Multi – Industry	3.2
Real Estate	2.0
Recreation and Other Consumer Goods	1.4
Telecommunications	8.4
Textiles & Apparel	0.1
Transportation – Airlines	2.3
Transportation – Road & Rail	1.4
Transportation – Shipping	0.2
Utilities – Electrical & Gas	5.9
Wholesale and International Trade	0.9

TOTAL COMMON AND PREFERRED STOCK	97.5%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE EQUITY FUNDS

Statements of Assets and Liabilities
February 29, 2004 (Unaudited)

CORE U.S.
Equity Fund

Assets:

Investment in securities, at value (identified cost $587,448,538, $305,385,006, $245,452,690, $278,293,625 and $329,743,295 respectively)	$728,831,383
Securities lending collateral, at value	18,377,300
Cash(a)	719,993
Foreign currencies, at value (identified cost $410,940, CORE International Equity Fund)	—
Receivables:
Investment securities sold, at value	7,743,725
Fund shares sold	1,142,704
Dividends and interest, at value	1,346,970
Variation margin	1,054
Reimbursement from adviser	61,540
Securities lending income	4,708
Other assets	22,081

Total assets	758,251,458

Liabilities:

Due to custodian	—
Payables:
Investment securities purchased, at value	2,465,599
Payable upon return of securities loaned	18,377,300
Fund shares repurchased	4,931,925
Amounts owed to affiliates	712,122
Accrued expenses	33,884

Total liabilities	26,520,830

Net Assets:

Paid-in capital	739,153,122
Accumulated undistributed net investment income (loss)	1,528,119
Accumulated net realized gain (loss) on investment, futures and foreign currency related transactions	(150,334,512)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	141,383,899

NET ASSETS	$731,730,628

Net asset value, offering and redemption price per share:(b)
Class A	$26.24
Class B	$24.88
Class C	$24.79
Institutional	$26.70
Service	$26.03

Shares Outstanding:
Class A	15,475,347
Class B	5,228,237
Class C	1,649,561
Institutional	5,441,950
Service	358,998

Total shares of beneficial interest outstanding, $.001 par value (unlimited shares authorized)	28,154,093

(a)	Includes restricted cash of $625,000, $625,000, $250,000 and $399,500, respectively for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE Large Cap Value Funds relating to initial margin requirements on futures transactions.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds is $27.77, $12.31, $13.83, $11.82 and $10.03, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

34     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE EQUITY FUNDS

CORE Large Cap	CORE Small Cap	CORE Large Cap	CORE International
Growth Fund	Equity Fund	Value Fund	Equity Fund

$367,225,476	$303,483,310	$326,425,152	$387,356,896
10,071,050	24,093,021	7,725,825	13,506,316
625,000	274,757	447,763	813
—	—	—	407,065

22,003,405	—	31,134,204	25,810,796
315,977	1,844,238	595,040	992,379
540,979	124,930	556,782	580,746
2,571	35,022	2,276	437,083
47,745	52,344	23,170	—
7,834	26,751	2,671	9,985
8,479	8,184	20,210	4,204

400,848,516	329,942,557	366,933,093	429,106,283

459,582	—	—	—
20,655,599	—	37,379,691	35,210,756
10,071,050	24,093,021	7,725,825	13,506,316
879,886	598,618	388,611	59,493
378,009	284,613	223,573	345,119
37,642	40,652	25,296	77,988

32,481,768	25,016,904	45,742,996	49,199,672

636,023,282	233,341,812	300,129,060	413,819,589
(381,859)	28,283	542,505	319,170
(329,116,921)	13,498,545	(27,615,503)	(91,993,624)
61,842,246	58,057,013	48,134,035	57,761,476

$368,366,748	$304,925,653	$321,190,097	$379,906,611

$11.63	$13.07	$11.17	$9.48
$11.07	$12.39	$11.08	$9.38
$11.07	$12.43	$11.10	$9.38
$11.87	$13.34	$11.16	$9.64
$11.54	$12.96	$11.20	$9.52

10,998,804	7,718,035	8,606,477	12,146,801
8,483,181	1,828,986	1,840,329	739,072
3,307,232	1,841,761	1,503,420	454,421
9,221,916	7,948,248	16,804,352	26,309,152
35,689	4,046,026	37,451	3,980

32,046,822	23,383,056	28,792,029	39,653,426

The accompanying notes are an integral part of these financial statements.      35

 GOLDMAN SACHS CORE EQUITY FUNDS

Statements of Operations
For the Six Months Ended February 29, 2004 (Unaudited)

CORE U.S.
Equity Fund
Investment income:

Dividends(a)	$5,686,835
Interest (including securities lending income of $28,382, $49,337, $218,306, $13,581 and $62,216, respectively)	40,223

Total income	5,727,058

Expenses:

Management fees	2,575,610
Distribution and Service fees(b)	1,283,065
Transfer Agent fees(b)	540,988
Custody and accounting fees	33,487
Service share fees	21,071
Registration fees	31,801
Printing fees	22,163
Professional fees	19,659
Trustee fees	6,143
Other	23,047

Total expenses	4,557,034

Less — expense reductions	(294,384)

Net expenses	4,262,650

NET INVESTMENT INCOME (LOSS)	1,464,408

Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	48,578,674
Futures transactions	477,308
Foreign currency related transactions	—
Net change in unrealized gain (loss) on:
Investments	54,939,443
Futures	209
Translation of assets and liabilities denominated in foreign currencies	—

Net realized and unrealized gain on investment, futures and foreign currency related transactions	103,995,634

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$105,460,042

(a)	For the CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, foreign taxes withheld on dividends were $326, $1,479, $982 and $227,506, respectively.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

CORE U.S. Equity Fund	$469,251	$619,242	$194,572	$356,629	$117,656	$36,969	$28,048	$1,686
CORE Large Cap Growth Fund	161,970	463,537	182,683	123,097	88,072	34,710	24,089	87
CORE Small Cap Equity Fund	121,260	107,484	95,290	92,158	20,422	18,105	19,966	9,876
CORE Large Cap Value Fund	107,915	94,815	73,568	82,015	18,015	13,978	33,061	75
CORE International Equity Fund	243,890	31,600	20,045	92,677	6,004	3,809	40,619	7

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE EQUITY FUNDS

CORE Large Cap	CORE Small Cap	CORE Large Cap	CORE International
Growth Fund	Equity Fund	Value Fund	Equity Fund

$2,020,601	$1,525,006	$3,006,781	$2,249,011
51,278	226,645	14,581	97,633

2,071,879	1,751,651	3,021,362	2,346,644

1,423,874	1,218,783	857,064	1,321,802
808,190	324,034	276,298	295,535
270,055	160,527	147,144	143,116
29,942	41,515	16,809	223,849
1,085	123,449	931	87
25,742	28,290	32,665	21,240
22,163	22,163	22,163	19,565
17,528	16,566	16,563	16,451
6,143	6,143	6,143	6,143
21,258	20,071	20,248	3,119

2,625,980	1,961,541	1,396,028	2,050,907

(172,242)	(71,955)	(23,170)	(99,092)

2,453,738	1,889,586	1,372,858	1,951,815

(381,859)	(137,935)	1,648,504	394,829

27,553,648	28,948,423	15,586,843	26,702,667
110,579	416,644	267,137	1,624,893
—	—	—	(76,409)
18,172,023	20,662,346	32,055,663	37,890,547
(19,409)	(375,667)	(45,004)	84,841
—	—	—	10,609

45,816,841	49,651,746	47,864,639	66,237,148

$45,434,982	$49,513,811	$49,513,143	$66,631,977

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE EQUITY FUNDS

Statements of Changes in Net Assets
For the Six Months Ended February 29, 2004 (Unaudited)

CORE U.S.
Equity Fund

From operations:

Net investment income (loss)	$1,464,408
Net realized gain on investment, futures and foreign currency related transactions	49,055,982
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	54,939,652

Net increase in net assets resulting from operations	105,460,042

Distributions to shareholders:

From net investment income
Class A Shares	(1,131,846)
Class B Shares	—
Class C Shares	—
Institutional Shares	(922,054)
Service Shares	(22,834)
From net realized gain
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—

Total distributions to shareholders	(2,076,734)

From share transactions:

Proceeds from sales of shares	57,783,025
Reinvestment of dividends and distributions	1,984,359
Cost of shares repurchased	(77,806,095)

Net increase (decrease) in net assets resulting from share transactions	(18,038,711)

TOTAL INCREASE (DECREASE)	85,344,597

Net assets:

Beginning of period	646,386,031

End of period	$731,730,628

Accumulated undistributed net investment income (loss)	$1,528,119

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE EQUITY FUNDS

CORE Large Cap	CORE Small Cap	CORE Large Cap	CORE International
Growth Fund	Equity Fund	Value Fund	Equity Fund

$(381,859)	$(137,935)	$1,648,504	$394,829
27,664,227	29,365,067	15,853,980	28,251,151
18,152,614	20,286,679	32,010,659	37,985,997

45,434,982	49,513,811	49,513,143	66,631,977

—	(129,918)	(424,950)	(724,569)
—	—	(26,467)	(18,524)
—	—	(20,613)	(10,825)
—	(393,859)	(1,109,015)	(2,501,245)
—	(73,705)	(1,731)	(332)
—	(5,267,801)	—	—
—	(1,224,986)	—	—
—	(1,065,928)	—	—
—	(5,036,867)	—	—
—	(2,716,821)	—	—

—	(15,909,885)	(1,582,776)	(3,255,495)

31,927,502	66,530,988	41,564,901	93,397,004
—	13,377,046	1,566,419	3,188,482
(78,883,499)	(86,529,632)	(26,998,102)	(42,342,260)

(46,955,997)	(6,621,598)	16,133,218	54,243,226

(1,521,015)	26,982,328	64,063,585	117,619,708

369,887,763	277,943,325	257,126,512	262,286,903

$368,366,748	$304,925,653	$321,190,097	$379,906,611

$(381,859)	$28,283	$542,505	$319,170

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2003

CORE U.S.
Equity Fund

From operations:

Net investment income (loss)	$2,141,439
Net realized gain (loss) on investment, futures and foreign currency related transactions	(45,601,229)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	109,495,576

Net increase in net assets resulting from operations	66,035,786

Distributions to shareholders:

From net investment income
Class A Shares	(161,846)
Class B Shares	—
Class C Shares	—
Institutional Shares	(713,755)
Service Shares	—

Total distributions to shareholders	(875,601)

From share transactions:

Proceeds from sales of shares	92,807,449
Reinvestment of dividends and distributions	799,387
Cost of shares repurchased	(186,704,034)

Net increase (decrease) in net assets resulting from share transactions	(93,097,198)

TOTAL INCREASE (DECREASE)	(27,937,013)

Net assets:

Beginning of year	674,323,044

End of year	$646,386,031

Accumulated undistributed net investment income	$2,140,445

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE EQUITY FUNDS

CORE Large Cap	CORE Small Cap	CORE Large Cap	CORE International
Growth Fund	Equity Fund	Value Fund	Equity Fund

$(758,807)	$622,254	$2,443,797	$3,300,872
(23,819,494)	3,078,678	(20,016,415)	(34,127,217)

70,961,000	47,716,960	35,905,050	41,026,124

46,382,699	51,417,892	18,332,432	10,199,779

—	—	(760,830)	(583,742)
—	—	(63,736)	(1,890)
—	—	(46,194)	(3,485)
—	—	(1,461,808)	(1,881,591)
—	—	(2,220)	(153)

—	—	(2,334,788)	(2,470,861)

78,268,855	150,015,522	102,401,100	308,970,130
—	—	2,305,127	2,429,158
(167,942,169)	(95,544,530)	(80,304,702)	(328,519,109)

(89,673,314)	54,470,992	24,401,525	(17,119,821)

(43,290,615)	105,888,884	40,399,169	(9,390,903)

413,178,378	172,054,441	216,727,343	271,677,806

$369,887,763	$277,943,325	$257,126,512	$262,286,903

$—	$763,700	$476,777	$3,179,836

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements
February 29, 2004 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, (as amended), ( the “Act”) as an open-end management investment company. The Trust includes the CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value Fund and the CORE International Equity Fund (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.

     Investments in securities traded on a foreign securities exchange are valued at fair value under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. Effective September 30, 2003, such securities are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Board of Trustees. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depository receipts, futures contracts and foreign currency exchange rates. Prior to September 30, 2003 (and for securities for which fair values are not available from an independent service), for investments in securities traded on a foreign securities exchange, the impact of events that occurred after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange were only reflected in the Fund’s next determined NAV in light of the nature and significance of the event, consistent with applicable regulatory guidance.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and have delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes including reclaims, where applicable. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to taxes. Net investment income (other than class-specific expenses) and unrealized gains or losses are allocated daily to each class of shares of the funds based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS CORE EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain, or from paid-in capital, depending on the type of book/tax differences that may exist.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to its Service and Shareholder Administration Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends, and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

F. Segregation Transactions — As set forth in the prospectus, certain Funds may enter into derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at each Fund’s custodian or designated subcustodians under triparty repurchase agreements.

3. AGREEMENTS

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser pursuant to an Investment Management Agreement ( the “Agreement”) with the Trust on behalf of the Funds.
     As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the six months ended February 29, 2004, GSAM has voluntarily agreed to waive a portion of its Management Fee for the CORE U.S. Equity and CORE Large Cap Growth Funds, equal to an annual percentage rate of each Fund’s average daily net assets. The adviser may discontinue or modify this waiver in the future at its discretion.

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements (continued)

February 29, 2004 (Unaudited)

3. AGREEMENTS (continued)

     Additionally, the investment adviser has voluntarily agreed to limit “Other Expenses” (excluding Management fees, Transfer Agent fees and expenses, taxes, interest, brokerage, litigation and indemnification costs, shareholder meeting and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the six months ended February 29, 2004, the Funds’ Management Fees, Management Fee waivers and other expense limitations (rounded) as an annual percentage rate of average daily net assets is as follows:

	Management Fee

		Waiver	Other
	Contractual	Annual	Expense
Fund	Annual Rate	Rate	Limit

CORE U.S. Equity	0.75%	0.05%	0.004%

CORE Large Cap Growth	0.75	0.05	0.024

CORE Small Cap Equity	0.85	—	0.044

CORE Large Cap Value	0.60	—	0.064

CORE International Equity	0.85	—	0.124

     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75% of each Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Class A (CORE Internationally Equity Fund only), Class B and Class C Shares.
     Goldman Sachs serves as the distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 29, 2004, Goldman Sachs advised the Funds that it retained approximately the following amounts for Class A and Class B. There were no amounts retained for Class C for the six months ended February 29, 2004:

	Sales Load	Contingent Deferred Sales Charge
Fund	Class A	Class B

CORE U.S. Equity	$52,000	$—

CORE Large Cap Growth	10,400	500

CORE Small Cap Equity	13,600	100

CORE Large Cap Value	10,100	—

CORE International Equity	14,300	300

     Goldman Sachs also serves as the transfer agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to 0.25% and 0.25%, respectively, (on a annualized basis), of the average daily net asset value of the Service Shares.

GOLDMAN SACHS CORE EQUITY FUNDS

3. AGREEMENTS (continued)

     For the six months ended February 29, 2004, the Funds’ investment adviser have voluntarily agreed to reimburse operating expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

				Total
	Management		Custody	Expense
Fund	Fee Waiver	Reimbursement	Credit	Reductions

CORE U.S. Equity	$172	$122	$—	$294

CORE Large Cap Growth	95	77	—	172

CORE Small Cap Equity	—	72	—	72

CORE Large Cap Value	—	23	—	23

CORE International Equity	—	97	2	99

     As of February 29, 2004, the amounts owed to affiliates were as follows (in thousands):

				Over
	Management	Distribution and	Transfer	Reimbursement
Fund	Fees	Service Fees	Agent Fees	of “Other Expenses”	Total

CORE U.S. Equity	$405	$216	$91	$—	$712

CORE Large Cap Growth	205	130	43	—	378

CORE Small Cap Equity	203	55	27	—	285

CORE Large Cap Value	150	48	26	—	224

CORE International Equity	252	54	27	12	345

4. PORTFOLIO SECURITIES TRANSACTIONS

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term investments and futures) for the six months ended February 29, 2004, were as follows:

Fund	Purchases	Sales and Maturities

CORE U.S. Equity	$367,416,926	$389,315,657

CORE Large Cap Growth	308,966,420	355,458,335

CORE Small Cap Equity	193,095,050	211,073,421

CORE Large Cap Value	226,548,185	207,583,972

CORE International Equity	235,264,124	179,452,431

     For the six months ended February 29, 2004, Goldman Sachs earned approximately $3,000, $3,000, $4,000, $5,000 and $16,000 in brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively.

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or (for CORE International Equity Fund only) to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements (continued)
February 29, 2004 (Unaudited)

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)
traded. Upon entering into a futures contract, the Funds are required to deposit with a broker, or the Funds’ custodian, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. At February 29, 2004, open futures contracts were as follows:

		Number of
		Contracts	Settlement	Market	Unrealized
Fund	Type	Long	Month	Value	Gain (Loss)

CORE U.S. Equity Fund	S&P Mini 500 Index	68	March 2004	$3,891,640	$1,054

CORE Large Cap Growth Fund	S&P Mini 500 Index	17	March 2004	$972,910	$1,776

CORE Small Cap Equity Fund	Russell 2000 Index	87	March 2004	$5,094,720	$26,393

CORE Large Cap Value Fund	S&P Mini 500 Index	11	March 2004	$629,530	$2,508

CORE International Equity Fund	FTSE 100 Index	33	March 2004	$2,742,390	$40,095
	SPI 200 Index	12	March 2004	778,185	15,238
	HKFE Index	3	March 2004	267,670	4,021
	TOPIX Index	22	March 2004	2,183,690	81,274
	MIB 30 Index	2	March 2004	348,248	752
	EURX DAX Index	3	March 2004	375,219	(3,137)
	EURX ER STX 50 Index	66	March 2004	2,375,685	21,520
	CAC40-10EU Index	10	March 2004	463,639	3,659
	IBEX 35 Plus Index	1	March 2004	102,575	130

				$9,637,301	$163,552

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through their securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Funds’ securities lending procedures the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 29, 2004, are reported parenthetically on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act of and is managed by GSAM, for which GSAM receives an investment advisory fee. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.

GOLDMAN SACHS CORE EQUITY FUNDS

5. SECURITIES LENDING (continued)
     The table below details the following items as of February 29, 2004.

			Earnings of BGA	Earnings Received	Amount Payable to
		Cash Collateral	Relating to Securities	From Lending to	Goldman Sachs
	Market Value of	Received for Loans	Loaned for the Six	Goldman Sachs for	Upon Return of
	Securities on Loan as	Outstanding as of	Months Ended	Six Months Ended	Securities Loaned as
Fund	of February 29, 2004	February 29, 2004	February 29, 2004	February 29, 2004	of February 29, 2004

CORE U.S. Equity Fund	$18,378,538	$18,377,300	$5,009	$492	$—

CORE Large Cap Growth Fund	9,889,736	10,071,050	8,706	8,215	1,062,500

CORE Small Cap Equity Fund	23,520,676	24,093,021	38,523	62,276	7,575,550

CORE Large Cap Value Fund	7,586,606	7,725,825	2,396	357	—

CORE International Equity Fund	12,820,179	13,506,316	10,978	14,384	3,959,050

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the six months ended February 29, 2004, the Funds did not have any borrowings under this facility.

7. JOINT REPURCHASE AGREEMENT ACCOUNT

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At February 29, 2004, Core U.S. Equity, CORE Small Cap Equity and Core Large Cap Value had undivided interests in the following Joint Repurchase Agreement Account II which equaled $600,000, $4,800,000 and $6,400,000, respectively, in

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements (continued)

February 29, 2004 (Unaudited)

7. JOINT REPURCHASE AGREEMENT ACCOUNT (continued)

principal amount. At February 29, 2004, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,550,000,000	1.07%	03/01/2004	$1,550,138,208

Deutsche Bank Securities, Inc.	600,000,000	1.06	03/01/2004	600,053,000

Greenwich Capital Markets	500,000,000	1.06	03/01/2004	500,044,167

J.P. Morgan Chase & Co.	523,600,000	1.08	03/01/2004	523,647,124

Lehman Brothers, Inc.	500,000,000	1.08	03/01/2004	500,045,000

Morgan Stanley	400,000,000	1.08	03/01/2004	400,036,000

UBS LLC	1,400,000,000	1.06	03/01/2004	1,400,123,667

UBS LLC	200,000,000	1.07	03/01/2004	200,017,833

Westdeutsche Landesbank AG	550,000,000	1.07	03/01/2004	550,049,042

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II	$6,223,600,000			$6,224,154,041

8. OTHER MATTERS

As of February 29, 2004 Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 14% of the outstanding shares of the CORE U.S. Equity Fund. In addition, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Funds with amounts greater than 5% (as a percentage of outstanding shares):

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced	Growth and Income	Growth	Aggressive Growth
Fund	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio	Strategy Portfolio

CORE Large Cap Growth	—%	9%	10%	6%

CORE Large Cap Value	6	20	19	10

CORE International Equity	7	21	20	12

GOLDMAN SACHS CORE EQUITY FUNDS

9. ADDITIONAL TAX INFORMATION

As of the most recent fiscal year ended August 31, 2003, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	CORE U.S.	CORE Large Cap	CORE Small Cap	CORE Large Cap	CORE International
	Equity Fund	Growth Fund	Equity Fund	Value Fund	Equity Fund

Timing differences (post October losses)	$(28,989,352)	$(5,981,188)	—	$(10,557,194)	$(20,022,953)
Capital loss carryforward	(166,451,589)	(345,842,300)	—	(29,146,806)	(98,697,552)
Capital loss carryforward years of expiration	2009-2011	2010-2011	—	2009-2011	2009-2011

At February 29, 2004, the Funds’ aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes was as follows:

	CORE U.S.	CORE Large Cap	CORE Small Cap	CORE Large Cap	CORE International
	Equity Fund	Growth Fund	Equity Fund	Value Fund	Equity Fund

Tax Cost	$609,710,625	$320,392,531	$272,218,463	$289,714,456	$344,848,666

Gross unrealized gain	144,489,034	60,001,303	59,689,052	45,792,437	57,981,056
Gross unrealized loss	(6,990,976)	(3,097,308)	(4,331,184)	(1,355,916)	(1,966,510)

Net unrealized security gain	$137,498,058	$56,903,995	$55,357,868	$44,436,521	$56,014,546

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, partnership and passive foreign investment company investments.

10. SUBSEQUENT EVENTS

Legal Proceedings — A purported class and derivative action lawsuit was filed on April 2, 2004 in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The action alleges violations of the Act, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees, made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds, and made untrue statements of material fact in registration statements and reports filed pursuant to the Act. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs funds.

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements (continued)

February 29, 2004 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity for the six months ended February 29, 2004, is as follows:

	CORE U.S. Equity Fund

	Shares	Dollars

Class A Shares
Shares sold	1,415,314	$34,723,605
Reinvestment of dividends and distributions	45,380	1,084,576
Shares repurchased	(1,564,331)	(38,137,547)

	(103,637)	(2,329,366)

Class B Shares
Shares sold	202,456	4,702,752
Reinvestment of dividends and distributions	—	—
Shares repurchased	(529,525)	(12,265,538)

	(327,069)	(7,562,786)

Class C Shares
Shares sold	181,299	4,174,227
Reinvestment of dividends and distributions	—	—
Shares repurchased	(244,231)	(5,682,193)

	(62,932)	(1,507,966)

Institutional Shares
Shares sold	535,241	13,238,718
Reinvestment of dividends and distributions	36,112	877,515
Shares repurchased	(844,734)	(21,111,221)

	(273,381)	(6,994,988)

Service Shares
Shares sold	39,089	943,723
Reinvestment of dividends and distributions	939	22,268
Shares repurchased	(25,536)	(609,596)

	14,492	356,395

NET INCREASE (DECREASE)	(752,527)	$(18,038,711)

GOLDMAN SACHS CORE EQUITY FUNDS

CORE Large Cap		CORE Small Cap		CORE Large Cap		CORE International
Growth Fund		Equity Fund		Value Fund		Equity Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

974,843	$10,710,277	2,092,400	$26,245,318	1,310,410	$13,536,435	3,261,365	$29,200,980
—	—	396,206	4,647,507	42,670	415,239	77,597	670,435
(2,299,082)	(25,653,553)	(2,467,067)	(31,527,569)	(1,173,900)	(12,080,410)	(3,602,101)	(30,199,606)

(1,324,239)	(14,943,276)	21,539	(634,744)	179,180	1,871,264	(263,139)	(328,191)

240,530	2,508,700	182,889	2,135,790	93,828	951,564	82,352	727,547
—	—	98,680	1,099,293	2,263	21,882	1,925	16,485
(988,617)	(10,402,248)	(206,806)	(2,473,173)	(178,555)	(1,808,940)	(82,549)	(718,391)

(748,087)	(7,893,548)	74,763	761,910	(82,464)	(835,494)	1,728	25,641

138,511	1,476,220	498,398	6,087,521	296,454	3,074,352	24,450	212,656
—	—	86,552	967,716	1,957	18,976	1,009	8,649
(534,486)	(5,615,620)	(226,966)	(2,715,537)	(260,505)	(2,652,727)	(53,189)	(460,099)

(395,975)	(4,139,400)	357,984	4,339,700	37,906	440,601	(27,730)	(238,794)

1,578,592	17,177,444	1,335,034	17,155,063	2,385,667	23,940,925	6,999,929	63,255,821
—	—	427,596	5,114,048	113,993	1,108,904	283,907	2,492,704
(3,239,750)	(37,107,535)	(3,267,148)	(39,348,491)	(1,010,736)	(10,422,204)	(1,225,783)	(10,963,838)

(1,661,158)	(19,930,091)	(1,504,518)	(17,079,380)	1,488,924	14,627,625	6,058,053	54,784,687

5,008	54,861	1,221,186	14,907,296	6,036	61,625	—	—
—	—	133,031	1,548,482	146	1,418	24	209
(9,268)	(104,543)	(846,106)	(10,464,862)	(3,166)	(33,821)	(37)	(326)

(4,260)	(49,682)	508,111	5,990,916	3,016	29,222	(13)	(117)

(4,133,719)	$(46,955,997)	(542,121)	$(6,621,598)	1,626,562	$16,133,218	5,768,899	$54,243,226

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements (continued)
--INSERT DATE-- (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended August 31, 2003, is as follows:

	CORE U.S. Equity Fund

	Shares	Dollars

Class A Shares
Shares sold	3,087,596	$62,010,493
Reinvestment of dividends and distributions	7,828	155,735
Shares repurchased	(4,411,640)	(87,960,392)

	(1,316,216)	(25,794,164)

Class B Shares
Shares sold	433,558	8,258,056
Reinvestment of dividends and distributions	—	—
Shares repurchased	(1,479,043)	(27,825,369)

	(1,045,485)	(19,567,313)

Class C Shares
Shares sold	420,996	7,937,349
Reinvestment of dividends and distributions	—	—
Shares repurchased	(595,065)	(11,274,135)

	(174,069)	(3,336,786)

Institutional Shares
Shares sold	630,052	12,573,691
Reinvestment of dividends and distributions	31,817	643,652
Shares repurchased	(2,890,415)	(58,045,255)

	(2,228,546)	(44,827,912)

Service Shares
Shares sold	99,435	2,027,860
Reinvestment of dividends and distributions	—	—
Shares repurchased	(78,594)	(1,598,883)

	20,841	428,977

NET INCREASE (DECREASE)	(4,743,475)	$(93,097,198)

GOLDMAN SACHS CORE EQUITY FUNDS

CORE Large Cap Growth Fund		CORE Small Cap Equity Fund		CORE Large Cap Value Fund		CORE International Equity Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

2,639,616	$23,913,318	5,965,382	$56,218,709	4,188,716	$36,556,088	37,359,241	$251,857,397
—	—	—	—	89,257	746,740	80,827	544,773
(5,720,122)	(51,466,060)	(4,361,711)	(41,065,114)	(4,600,724)	(38,949,623)	(34,878,560)	(235,713,625)

(3,080,506)	(27,552,742)	1,603,671	15,153,595	(322,751)	(1,646,795)	2,561,508	16,688,545

648,829	5,646,123	321,097	3,030,601	328,649	2,779,219	78,166	520,337
—	—	—	—	6,321	52,682	251	1,674
(2,879,845)	(24,618,311)	(442,436)	(3,881,003)	(583,624)	(4,837,619)	(229,499)	(1,526,567)

(2,231,016)	(18,972,188)	(121,339)	(850,402)	(248,654)	(2,005,718)	(151,082)	(1,004,556)

265,148	2,289,317	846,504	7,570,524	552,068	4,674,944	1,694,375	10,932,704
—	—	—	—	5,052	42,283	413	2,759
(1,334,060)	(11,442,287)	(639,128)	(5,573,085)	(534,728)	(4,477,996)	(1,759,506)	(11,454,438)

(1,068,912)	(9,152,970)	207,376	1,997,439	22,392	239,231	(64,718)	(518,975)

5,193,493	46,351,526	7,382,411	70,234,024	6,514,254	58,333,281	6,480,695	45,649,692
—	—	—	—	174,929	1,461,507	274,824	1,879,799
(8,623,651)	(80,302,355)	(3,993,280)	(36,867,839)	(3,804,394)	(31,999,698)	(11,705,947)	(79,824,479)

(3,430,158)	(33,950,829)	3,389,131	33,366,185	2,884,789	27,795,090	(4,950,428)	(32,294,988)

7,605	68,571	1,320,718	12,961,664	6,704	57,568	1,477	10,000
—	—	—	—	229	1,915	22	153
(13,103)	(113,156)	(900,282)	(8,157,489)	(4,591)	(39,766)	—	—

(5,498)	(44,585)	420,436	4,804,175	2,342	19,717	1,499	10,153

(9,816,090)	$(89,673,314)	5,499,275	$54,470,992	2,338,118	$24,401,525	(2,603,221)	$(17,119,821)

 GOLDMAN SACHS CORE U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)

2004 - Class A Shares	$22.57	$0.06	(c)	$3.68	$3.74	$(0.07)	$—	$—	$(0.07)
2004 - Class B Shares	21.42	(0.03	) (c)	3.49	3.46	—	—	—	—
2004 - Class C Shares	21.34	(0.03	) (c)	3.48	3.45	—	—	—	—
2004 - Institutional Shares	23.00	0.11	(c)	3.75	3.86	(0.16)	—	—	(0.16)
2004 - Service Shares	22.40	0.05	(c)	3.65	3.70	(0.07)	—	—	(0.07)
FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	20.18	0.09	(c)	2.31	2.40	(0.01)	—	—	(0.01)
2003 - Class B Shares	19.28	(0.06	) (c)	2.20	2.14	—	—	—	—
2003 - Class C Shares	19.20	(0.06	) (c)	2.20	2.14	—	—	—	—
2003 - Institutional Shares	20.57	0.17	(c)	2.37	2.54	(0.01)	—	—	(0.01)
2003 - Service Shares	20.03	0.07	(c)	2.30	2.37	—	—	—	—

2002 - Class A Shares	24.30	0.04	(c)	(4.16)	(4.12)	—	—	—	—
2002 - Class B Shares	23.39	(0.13	) (c)	(3.98)	(4.11)	—	—	—	—
2002 - Class C Shares	23.29	(0.12	) (c)	(3.97)	(4.09)	—	—	—	—
2002 - Institutional Shares	24.68	0.14	(c)	(4.25)	(4.11)	—	—	—	—
2002 - Service Shares	24.15	0.02	(c)	(4.14)	(4.12)	—	—	—	—

2001 - Class A Shares	36.77	0.01	(c)	(8.96)	(8.95)	(0.06)	—	(3.46)	(3.52)
2001 - Class B Shares	35.71	(0.19	) (c)	(8.67)	(8.86)	—	—	(3.46)	(3.46)
2001 - Class C Shares	35.59	(0.19	) (c)	(8.65)	(8.84)	—	—	(3.46)	(3.46)
2001 - Institutional Shares	37.30	0.13	(c)	(9.09)	(8.96)	(0.19)	(0.01)	(3.46)	(3.66)
2001 - Service Shares	36.54	(0.01	) (c)	(8.91)	(8.92)	(0.01)	—	(3.46)	(3.47)

2000 - Class A Shares	34.21	0.10	(c)	6.00	6.10	—	—	(3.54)	(3.54)
2000 - Class B Shares	33.56	(0.14	) (c)	5.83	5.69	—	—	(3.54)	(3.54)
2000 - Class C Shares	33.46	(0.13	) (c)	5.80	5.67	—	—	(3.54)	(3.54)
2000 - Institutional Shares	34.61	0.24	(c)	6.07	6.31	(0.08)	—	(3.54)	(3.62)
2000 - Service Shares	34.05	0.07	(c)	5.96	6.03	—	—	(3.54)	(3.54)
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	32.98	0.03		1.20	1.23	—	—	—	—
1999 - Class B Shares	32.50	(0.11)		1.17	1.06	—	—	—	—
1999 - Class C Shares	32.40	(0.10)		1.16	1.06	—	—	—	—
1999 - Institutional Shares	33.29	0.11		1.21	1.32	—	—	—	—
1999 - Service Shares	32.85	0.01		1.19	1.20	—	—	—	—
FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	26.59	0.04		7.02	7.06	(0.03)	(0.01)	(0.63)	(0.67)
1999 - Class B Shares	26.32	(0.10)		6.91	6.81	—	—	(0.63)	(0.63)
1999 - Class C Shares	26.24	(0.10)		6.89	6.79	—	—	(0.63)	(0.63)
1999 - Institutional Shares	26.79	0.20		7.11	7.31	(0.15)	(0.03)	(0.63)	(0.81)
1999 - Service Shares	26.53	0.06		7.01	7.07	(0.10)	(0.02)	(0.63)	(0.75)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE U.S. EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$26.24	16.62%	$406,094	1.14	%(b)	0.52	%(b)	1.23	%(b)	0.43	%(b)	54%
24.88	16.15	130,098	1.89	(b)	(0.23	)(b)	1.98	(b)	(0.32	)(b)	54
24.79	16.17	40,896	1.89	(b)	(0.23	)(b)	1.98	(b)	(0.32	)(b)	54
26.70	16.84	145,297	0.74	(b)	0.92	(b)	0.83	(b)	0.83	(b)	54
26.03	16.53	9,346	1.24	(b)	0.42	(b)	1.33	(b)	0.33	(b)	54

22.57	11.90	351,673	1.15		0.44		1.26		0.33		74
21.42	11.10	118,993	1.90		(0.31)		2.01		(0.42)		74
21.34	11.15	36,546	1.90		(0.31)		2.01		(0.42)		74
23.00	12.40	131,457	0.75		0.84		0.86		0.73		74
22.40	11.83	7,717	1.25		0.34		1.36		0.23		74

20.18	(16.95)	340,934	1.14		0.19		1.24		0.09		74
19.28	(17.57)	127,243	1.89		(0.57)		1.99		(0.67)		74
19.20	(17.56)	36,223	1.89		(0.56)		1.99		(0.66)		74
20.57	(16.65)	163,439	0.74		0.59		0.84		0.49		74
20.03	(17.06)	6,484	1.24		0.09		1.34		(0.01)		74

24.30	(25.96)	471,445	1.14		0.04		1.23		(0.05)		54
23.39	(26.49)	184,332	1.89		(0.70)		1.98		(0.79)		54
23.29	(26.53)	45,841	1.89		(0.70)		1.98		(0.79)		54
24.68	(25.66)	255,400	0.74		0.45		0.83		0.36		54
24.15	(26.02)	8,319	1.24		(0.05)		1.33		(0.14)		54

36.77	18.96	715,775	1.14		0.31		1.23		0.22		59
35.71	18.03	275,673	1.89		(0.44)		1.98		(0.53)		59
35.59	18.03	62,820	1.89		(0.43)		1.98		(0.52)		59
37.30	19.41	379,172	0.74		0.71		0.83		0.62		59
36.54	18.83	11,879	1.24		0.19		1.33		0.10		59

34.21	3.73	614,310	1.14	(b)	0.15	(b)	1.24	(b)	0.05	(b)	42
33.56	3.26	214,087	1.89	(b)	(0.60	)(b)	1.99	(b)	(0.70	)(b)	42
33.46	3.27	43,361	1.89	(b)	(0.61	)(b)	1.99	(b)	(0.71	)(b)	42
34.61	3.97	335,465	0.74	(b)	0.54	(b)	0.84	(b)	0.44	(b)	42
34.05	3.65	11,204	1.24	(b)	0.06	(b)	1.34	(b)	(0.04	)(b)	42

32.98	26.89	605,566	1.23		0.15		1.36		0.02		64
32.50	26.19	152,347	1.85		(0.50)		1.98		(0.63)		64
32.40	26.19	26,912	1.87		(0.53)		2.00		(0.66)		64
33.29	27.65	307,200	0.69		0.69		0.82		0.56		64
32.85	27.00	11,600	1.19		0.19		1.32		0.06		64

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)

2004 - Class A Shares	$10.33	$—	(c)(d)	$1.30	$1.30	$—	$—	$—	$—
2004 - Class B Shares	9.87	(0.04	) (c)	1.24	1.20	—	—	—	—
2004 - Class C Shares	9.87	(0.04	) (c)	1.24	1.20	—	—	—	—
2004 - Institutional Shares	10.52	0.02	(c)	1.33	1.35	—	—	—	—
2004 - Service Shares	10.26	(0.01	) (c)	1.29	1.28	—	—	—	—
FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	9.06	(0.01	) (c)	1.28	1.27	—	—	—	—
2003 - Class B Shares	8.72	(0.07	) (c)	1.22	1.15	—	—	—	—
2003 - Class C Shares	8.72	(0.07	) (c)	1.22	1.15	—	—	—	—
2003 - Institutional Shares	9.19	0.03	(c)	1.30	1.33	—	—	—	—
2003 - Service Shares	9.01	(0.02	) (c)	1.27	1.25	—	—	—	—

2002 - Class A Shares	11.51	(0.03	) (c)	(2.38)	(2.41)	—	—	(0.04)	(0.04)
2002 - Class B Shares	11.16	(0.11	) (c)	(2.29)	(2.40)	—	—	(0.04)	(0.04)
2002 - Class C Shares	11.17	(0.11	) (c)	(2.30)	(2.41)	—	—	(0.04)	(0.04)
2002 - Institutional Shares	11.63	0.01	(c)	(2.41)	(2.40)	—	—	(0.04)	(0.04)
2002 - Service Shares	11.45	(0.04	) (c)	(2.36)	(2.40)	—	—	(0.04)	(0.04)

2001 - Class A Shares	22.66	(0.09	) (c)	(9.97)	(10.06)	(0.02)	—	(1.07)	(1.09)
2001 - Class B Shares	22.14	(0.20	) (c)	(9.71)	(9.91)	—	—	(1.07)	(1.07)
2001 - Class C Shares	22.15	(0.20	) (c)	(9.71)	(9.91)	—	—	(1.07)	(1.07)
2001 - Institutional Shares	22.87	(0.02	) (c)	(10.06)	(10.08)	(0.09)	—	(1.07)	(1.16)
2001 - Service Shares	22.55	(0.10	) (c)	(9.93)	(10.03)	—	—	(1.07)	(1.07)

2000 - Class A Shares	17.02	0.06	(c)	5.67	5.73	—	—	(0.09)	(0.09)
2000 - Class B Shares	16.75	(0.09	) (c)	5.57	5.48	—	—	(0.09)	(0.09)
2000 - Class C Shares	16.75	(0.08	) (c)	5.57	5.49	—	—	(0.09)	(0.09)
2000 - Institutional Shares	17.10	0.13	(c)	5.73	5.86	—	—	(0.09)	(0.09)
2000 - Service Shares	16.95	0.03	(c)	5.66	5.69	—	—	(0.09)	(0.09)
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	16.17	(0.01)		0.86	0.85	—	—	—	—
1999 - Class B Shares	15.98	(0.07)		0.84	0.77	—	—	—	—
1999 - Class C Shares	15.99	(0.07)		0.83	0.76	—	—	—	—
1999 - Institutional Shares	16.21	0.03		0.86	0.89	—	—	—	—
1999 - Service Shares	16.11	(0.02)		0.86	0.84	—	—	—	—
FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	11.97	0.01		4.19	4.20	—	—	—	—
1999 - Class B Shares	11.92	(0.06)		4.12	4.06	—	—	—	—
1999 - Class C Shares	11.93	(0.05)		4.11	4.06	—	—	—	—
1999 - Institutional Shares	11.97	0.02		4.23	4.25	—	(0.01)	—	(0.01)
1999 - Service Shares	11.95	(0.01)		4.17	4.16	—	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Less than $.005 per share.

56     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.63	12.58%	$127,954	1.16	%(b)	(0.07	)% (b)	1.25	%(b)	(0.16	)% (b)	82%
11.07	12.16	93,891	1.91	(b)	(0.82	) (b)	2.00	(b)	(0.91	) (b)	82
11.07	12.16	36,621	1.91	(b)	(0.82	) (b)	2.00	(b)	(0.91	) (b)	82
11.87	12.83	109,489	0.76	(b)	0.33	(b)	0.85	(b)	0.24	(b)	82
11.54	12.48	412	1.26	(b)	(0.17	) (b)	1.35	(b)	(0.26	) (b)	82

10.33	14.02	127,317	1.18		(0.07)		1.31		(0.20)		119
9.87	13.19	91,084	1.93		(0.82)		2.06		(0.95)		119
9.87	13.19	36,553	1.93		(0.82)		2.06		(0.95)		119
10.52	14.47	114,524	0.78		0.33		0.91		0.20		119
10.26	13.87	410	1.28		(0.17)		1.41		(0.30)		119

9.06	(21.04)	139,593	1.17		(0.32)		1.27		(0.42)		113
8.72	(21.61)	99,959	1.92		(1.06)		2.02		(1.16)		113
8.72	(21.68)	41,627	1.92		(1.07)		2.02		(1.17)		113
9.19	(20.74)	131,590	0.77		0.08		0.87		(0.02)		113
9.01	(21.06)	409	1.27		(0.41)		1.37		(0.51)		113

11.51	(45.97)	246,785	1.16		(0.57)		1.24		(0.65)		68
11.16	(46.37)	167,469	1.91		(1.32)		1.99		(1.40)		68
11.17	(46.35)	77,398	1.91		(1.32)		1.99		(1.40)		68
11.63	(45.73)	201,935	0.76		(0.15)		0.84		(0.23)		68
11.45	(46.05)	1,316	1.26		(0.68)		1.34		(0.76)		68

22.66	33.73	545,763	1.09		0.31		1.24		0.16		73
22.14	32.78	338,128	1.84		(0.44)		1.99		(0.59)		73
22.15	32.84	154,966	1.84		(0.43)		1.99		(0.58)		73
22.87	34.34	322,900	0.69		0.65		0.84		0.50		73
22.55	33.64	3,879	1.19		0.15		1.34		—		73

17.02	5.26	300,684	1.04	(b)	(0.11	) (b)	1.26	(b)	(0.33	) (b)	33
16.75	4.82	181,626	1.79	(b)	(0.87	) (b)	2.01	(b)	(1.09	) (b)	33
16.75	4.75	75,502	1.79	(b)	(0.87	) (b)	2.01	(b)	(1.09	) (b)	33
17.10	5.49	310,704	0.64	(b)	0.31	(b)	0.86	(b)	0.09	(b)	33
16.95	5.21	2,510	1.14	(b)	(0.21	) (b)	1.36	(b)	(0.43	) (b)	33

16.17	35.10	175,510	0.97		0.05		1.46		(0.44)		63
15.98	34.07	93,711	1.74		(0.73)		2.11		(1.10)		63
15.99	34.04	37,081	1.74		(0.74)		2.11		(1.11)		63
16.21	35.54	295,734	0.65		0.35		1.02		(0.02)		63
16.11	34.85	1,663	1.15		(0.16)		1.52		(0.53)		63

The accompanying notes are an integral part of these financial statements.      57

 GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net		Net	Total	From	From
	value,	investment		realized	from	net	net
	beginning	income		and unrealized	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)

2004 - Class A Shares	$11.61	$(0.01	) (c)	$2.18	$2.17	$(0.02)	$(0.69)	$(0.71)
2004 - Class B Shares	11.06	(0.05	) (c)	2.07	2.02	—	(0.69)	(0.69)
2004 - Class C Shares	11.10	(0.05	) (c)	2.07	2.02	—	(0.69)	(0.69)
2004 - Institutional Shares	11.84	0.02	(c)	2.22	2.24	(0.05)	(0.69)	(0.74)
2004 - Service Shares	11.53	(0.01	) (c)	2.15	2.14	(0.02)	(0.69)	(0.71)
FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	9.36	0.02	(c)	2.23	2.25	—	—	—
2003 - Class B Shares	8.99	(0.05	) (c)	2.12	2.07	—	—	—
2003 - Class C Shares	9.01	(0.05	) (c)	2.14	2.09	—	—	—
2003 - Institutional Shares	9.51	0.06	(c)	2.27	2.33	—	—	—
2003 - Service Shares	9.30	0.01	(c)	2.22	2.23	—	—	—

2002 - Class A Shares	10.59	—	(c)(d)	(0.83)	(0.83)	—	(0.40)	(0.40)
2002 - Class B Shares	10.26	(0.08	) (c)	(0.79)	(0.87)	—	(0.40)	(0.40)
2002 - Class C Shares	10.29	(0.07	) (c)	(0.81)	(0.88)	—	(0.40)	(0.40)
2002 - Institutional Shares	10.76	0.04	(c)	(0.85)	(0.81)	(0.04)	(0.40)	(0.44)
2002 - Service Shares	10.55	0.01	(c)	(0.84)	(0.83)	(0.02)	(0.40)	(0.42)

2001 - Class A Shares	12.90	0.01	(c)	(1.12)	(1.11)	—	(1.20)	(1.20)
2001 - Class B Shares	12.63	(0.07	) (c)	(1.10)	(1.17)	—	(1.20)	(1.20)
2001 - Class C Shares	12.66	(0.07	) (c)	(1.10)	(1.17)	—	(1.20)	(1.20)
2001 - Institutional Shares	13.03	0.05	(c)	(1.12)	(1.07)	—	(1.20)	(1.20)
2001 - Service Shares	12.87	—	(c)(d)	(1.12)	(1.12)	—	(1.20)	(1.20)

2000 - Class A Shares	10.23	(0.03	) (c)	2.70	2.67	—	—	—
2000 - Class B Shares	10.09	(0.11	) (c)	2.65	2.54	—	—	—
2000 - Class C Shares	10.10	(0.10	) (c)	2.66	2.56	—	—	—
2000 - Institutional Shares	10.30	0.02	(c)	2.71	2.73	—	—	—
2000 - Service Shares	10.22	(0.04	) (c)	2.69	2.65	—	—	—
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	10.16	(0.01)		0.08	0.07	—	—	—
1999 - Class B Shares	10.07	(0.05)		0.07	0.02	—	—	—
1999 - Class C Shares	10.08	(0.05)		0.07	0.02	—	—	—
1999 - Institutional Shares	10.20	0.02		0.08	0.10	—	—	—
1999 - Service Shares	10.16	(0.01)		0.07	0.06	—	—	—
FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	10.59	0.01		(0.43)	(0.42)	(0.01)	—	(0.01)
1999 - Class B Shares	10.56	(0.05)		(0.44)	(0.49)	—	—	—
1999 - Class C Shares	10.57	(0.04)		(0.45)	(0.49)	—	—	—
1999 - Institutional Shares	10.61	0.04		(0.43)	(0.39)	(0.02)	—	(0.02)
1999 - Service Shares	10.60	0.01		(0.44)	(0.43)	(0.01)	—	(0.01)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Less than $.005 per share.

58     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$13.07	19.35%	$100,888	1.33	%(b)	(0.11	)% (b)	1.38	%(b)	(0.16	)% (b)	68%
12.39	18.96	22,666	2.08	(b)	(0.86	)(b)	2.13	(b)	(0.91	)(b)	68
12.43	18.99	22,896	2.08	(b)	(0.88	)(b)	2.13	(b)	(0.93	)(b)	68
13.34	19.67	106,024	0.93	(b)	0.29	(b)	0.98	(b)	0.24	(b)	68
12.96	19.34	52,452	1.43	(b)	(0.21	)(b)	1.48	(b)	(0.26	)(b)	68

11.61	24.04	89,340	1.34		0.25		1.52		0.07		149
11.06	23.03	19,408	2.09		(0.51)		2.27		(0.69)		149
11.10	23.09	16,463	2.09		(0.51)		2.27		(0.69)		149
11.84	24.50	111,957	0.94		0.65		1.12		0.47		149
11.53	23.87	40,775	1.44		0.15		1.62		(0.03)		149

9.36	(8.20)	57,014	1.34		0.01		1.58		(0.23)		136
8.99	(8.88)	16,854	2.09		(0.74)		2.33		(0.98)		136
9.01	(8.95)	11,504	2.09		(0.74)		2.33		(0.98)		136
9.51	(7.93)	57,683	0.94		0.39		1.18		0.15		136
9.30	(8.27)	28,999	1.44		0.15		1.68		(0.09)		136

10.59	(8.64)	50,093	1.33		0.09		1.59		(0.17)		85
10.26	(9.35)	16,125	2.08		(0.66)		2.34		(0.92)		85
10.29	(9.32)	8,885	2.08		(0.66)		2.34		(0.92)		85
10.76	(8.28)	62,794	0.93		0.48		1.19		0.22		85
10.55	(8.75)	201	1.43		0.03		1.69		(0.23)		85

12.90	26.10	54,954	1.33		(0.21)		1.55		(0.43)		135
12.63	25.17	17,923	2.08		(0.96)		2.30		(1.18)		135
12.66	25.35	8,289	2.08		(0.96)		2.30		(1.18)		135
13.03	26.60	86,196	0.93		0.19		1.15		(0.03)		135
12.87	25.93	63	1.43		(0.30)		1.65		(0.52)		135

10.23	0.69	52,660	1.33	(b)	(0.12	)(b)	1.67	(b)	(0.46	)(b)	52
10.09	0.20	13,711	2.08	(b)	(0.86	)(b)	2.42	(b)	(1.20	)(b)	52
10.10	0.20	6,274	2.08	(b)	(0.86	)(b)	2.42	(b)	(1.20	)(b)	52
10.30	0.98	62,633	0.93	(b)	0.28	(b)	1.27	(b)	(0.06	)(b)	52
10.22	0.59	64	1.43	(b)	(0.22	)(b)	1.77	(b)	(0.56	)(b)	52

10.16	(3.97)	64,087	1.31		0.08		2.00		(0.61)		75
10.07	(4.64)	15,406	2.00		(0.55)		2.62		(1.17)		75
10.08	(4.64)	6,559	2.01		(0.56)		2.63		(1.18)		75
10.20	(3.64)	62,763	0.94		0.60		1.56		(0.02)		75
10.16	(4.07)	54	1.44		0.01		2.06		(0.61)		75

The accompanying notes are an integral part of these financial statements.      59

 GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
	of period	income (loss)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)

2004 - Class A Shares	$9.48	$0.05	(c)	$1.69	$1.74	$(0.05)	$—	$(0.05)
2004 - Class B Shares	9.40	0.01	(c)	1.68	1.69	(0.01)	—	(0.01)
2004 - Class C Shares	9.42	0.01	(c)	1.68	1.69	(0.01)	—	(0.01)
2004 - Institutional Shares	9.47	0.07	(c)	1.69	1.76	(0.07)	—	(0.07)
2004 - Service Shares	9.50	0.05	(c)	1.70	1.75	(0.05)	—	(0.05)
FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	8.74	0.10	(c)	0.74	0.84	(0.10)	—	(0.10)
2003 - Class B Shares	8.67	0.03	(c)	0.73	0.76	(0.03)	—	(0.03)
2003 - Class C Shares	8.68	0.03	(c)	0.74	0.77	(0.03)	—	(0.03)
2003 - Institutional Shares	8.74	0.13	(c)	0.73	0.86	(0.13)	—	(0.13)
2003 - Service Shares	8.74	0.09	(c)	0.74	0.83	(0.07)	—	(0.07)

2002 - Class A Shares	10.31	0.07	(c)	(1.57)	(1.50)	(0.07)	—	(0.07)
2002 - Class B Shares	10.24	—	(c)(d)	(1.56)	(1.56)	(0.01)	—	(0.01)
2002 - Class C Shares	10.25	—	(c)(d)	(1.56)	(1.56)	(0.01)	—	(0.01)
2002 - Institutional Shares	10.31	0.11	(c)	(1.57)	(1.46)	(0.11)	—	(0.11)
2002 - Service Shares	10.31	0.07	(c)	(1.58)	(1.51)	(0.06)	—	(0.06)

2001 - Class A Shares	10.81	0.07	(c)	(0.42)	(0.35)	(0.09)	(0.06)	(0.15)
2001 - Class B Shares	10.75	(0.01	)(c)	(0.42)	(0.43)	(0.02)	(0.06)	(0.08)
2001 - Class C Shares	10.76	(0.01	)(c)	(0.42)	(0.43)	(0.02)	(0.06)	(0.08)
2001 - Institutional Shares	10.82	0.11	(c)	(0.43)	(0.32)	(0.13)	(0.06)	(0.19)
2001 - Service Shares	10.81	0.06	(c)	(0.42)	(0.36)	(0.08)	(0.06)	(0.14)

2000 - Class A Shares	10.55	0.12	(c)	0.36	0.48	(0.10)	(0.12)	(0.22)
2000 - Class B Shares	10.50	0.05	(c)	0.36	0.41	(0.04)	(0.12)	(0.16)
2000 - Class C Shares	10.51	0.04	(c)	0.37	0.41	(0.04)	(0.12)	(0.16)
2000 - Institutional Shares	10.55	0.16	(c)	0.37	0.53	(0.14)	(0.12)	(0.26)
2000 - Service Shares	10.55	0.11	(c)	0.36	0.47	(0.09)	(0.12)	(0.21)
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	10.15	0.04		0.40	0.44	(0.04)	—	(0.04)
1999 - Class B Shares	10.15	0.01		0.36	0.37	(0.02)	—	(0.02)
1999 - Class C Shares	10.15	0.01		0.37	0.38	(0.02)	—	(0.02)
1999 - Institutional Shares	10.16	0.06		0.38	0.44	(0.05)	—	(0.05)
1999 - Service Shares	10.16	0.02		0.40	0.42	(0.03)	—	(0.03)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Less than $.005 per share.

60     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.17	18.44%	$96,122	1.10	%(b)	1.01	%(b)	1.12	%(b)	0.99	%(b)	73%
11.08	18.04	20,393	1.85	(b)	0.26	(b)	1.87	(b)	0.24	(b)	73
11.10	18.01	16,681	1.85	(b)	0.26	(b)	1.87	(b)	0.24	(b)	73
11.16	18.69	187,575	0.70	(b)	1.41	(b)	0.72	(b)	1.39	(b)	73
11.20	18.46	419	1.20	(b)	0.91	(b)	1.22	(b)	0.89	(b)	73

9.48	9.70	79,866	1.11		1.13		1.22		1.02		102
9.40	8.83	18,077	1.86		0.38		1.97		0.27		102
9.42	8.95	13,798	1.86		0.37		1.97		0.26		102
9.47	10.03	145,059	0.71		1.52		0.82		1.41		102
9.50	9.58	327	1.21		1.02		1.32		0.91		102

8.74	(14.61)	76,472	1.11		0.76		1.20		0.67		112
8.67	(15.28)	18,828	1.86		0.00		1.95		(0.09)		112
8.68	(15.26)	12,533	1.86		0.01		1.95		(0.08)		112
8.74	(14.25)	108,613	0.71		1.15		0.80		1.06		112
8.74	(14.70)	281	1.21		0.72		1.30		0.63		112

10.31	(3.32)	89,861	1.10		0.64		1.17		0.57		70
10.24	(4.08)	22,089	1.85		(0.11)		1.92		(0.18)		70
10.25	(4.07)	15,222	1.85		(0.11)		1.92		(0.18)		70
10.31	(3.03)	132,684	0.70		1.04		0.77		0.97		70
10.31	(3.43)	56	1.20		0.52		1.27		0.45		70

10.81	4.68	100,972	1.06		1.14		1.17		1.03		83
10.75	3.96	19,069	1.81		0.44		1.92		0.33		83
10.76	3.97	11,178	1.81		0.45		1.92		0.34		83
10.82	5.20	175,493	0.66		1.54		0.77		1.43		83
10.81	4.60	12	1.16		1.07		1.27		0.96		83

10.55	4.31	91,072	1.04	(b)	0.87	(b)	1.21	(b)	0.70	(b)	36
10.50	3.68	14,464	1.79	(b)	0.05	(b)	1.96	(b)	(0.12	)(b)	36
10.51	3.73	8,032	1.79	(b)	0.09	(b)	1.96	(b)	(0.08	)(b)	36
10.55	4.35	189,540	0.64	(b)	1.29	(b)	0.81	(b)	1.12	(b)	36
10.55	4.11	13	1.14	(b)	0.72	(b)	1.31	(b)	0.55	(b)	36

The accompanying notes are an integral part of these financial statements.      61

 GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)

2004 - Class A Shares	$7.66	$(0.01	) (c)	$1.90	$1.89	$(0.07)	$—	$(0.07)
2004 - Class B Shares	7.56	(0.03	) (c)	1.88	1.85	(0.03)	—	(0.03)
2004 - Class C Shares	7.56	(0.03	) (c)	1.87	1.84	(0.02)	—	(0.02)
2004 - Institutional Shares	7.80	0.02	(c)	1.93	1.95	(0.11)	—	(0.11)
2004 - Service Shares	7.70	—	(c)(d)	1.90	1.90	(0.08)	—	(0.08)
FOR THE YEARS ENDED AUGUST 31,

2003 - Class A Shares	7.35	0.08	(c)	0.28	0.36	(0.05)	—	(0.05)
2003 - Class B Shares	7.24	0.04	(c)	0.28	0.32	— (d)	—	— (d)
2003 - Class C Shares	7.25	0.04	(c)	0.28	0.32	(0.01)	—	(0.01)
2003 - Institutional Shares	7.49	0.12	(c)	0.29	0.41	(0.10)	—	(0.10)
2003 - Service Shares	7.39	0.10	(c)	0.27	0.37	(0.06)	—	(0.06)

2002 - Class A Shares	8.38	0.03	(c)	(1.06)	(1.03)	—	—	—
2002 - Class B Shares	8.29	(0.01	) (c)	(1.04)	(1.05)	—	—	—
2002 - Class C Shares	8.30	(0.01	) (c)	(1.04)	(1.05)	—	—	—
2002 - Institutional Shares	8.50	0.08	(c)	(1.07)	(0.99)	(0.02)	—	(0.02)
2002 - Service Shares	8.41	0.05	(c)	(1.07)	(1.02)	—	—	—

2001 - Class A Shares	11.32	—	(c)(d)	(2.35)	(2.35)	(0.04)	(0.55)	(0.59)
2001 - Class B Shares	11.22	(0.04	) (c)	(2.34)	(2.38)	—	(0.55)	(0.55)
2001 - Class C Shares	11.23	(0.04	) (c)	(2.34)	(2.38)	—	(0.55)	(0.55)
2001 - Institutional Shares	11.48	0.07	(c)	(2.39)	(2.32)	(0.11)	(0.55)	(0.66)
2001 - Service Shares	11.36	0.02	(c)	(2.36)	(2.34)	(0.06)	(0.55)	(0.61)

2000 - Class A Shares	10.87	0.02	(c)	0.74	0.76	(0.05)	(0.26)	(0.31)
2000 - Class B Shares	10.81	(0.04	) (c)	0.73	0.69	(0.02)	(0.26)	(0.28)
2000 - Class C Shares	10.82	(0.03	) (c)	0.72	0.69	(0.02)	(0.26)	(0.28)
2000 - Institutional Shares	11.00	0.09	(c)	0.75	0.84	(0.10)	(0.26)	(0.36)
2000 - Service Shares	10.93	0.05	(c)	0.73	0.78	(0.09)	(0.26)	(0.35)
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	9.98	0.05		0.84	0.89	—	—	—
1999 - Class B Shares	9.95	0.01		0.85	0.86	—	—	—
1999 - Class C Shares	9.96	0.01		0.85	0.86	—	—	—
1999 - Institutional Shares	10.06	0.09		0.85	0.94	—	—	—
1999 - Service Shares	10.02	0.01		0.90	0.91	—	—	—
FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	9.22	(0.01)		0.79	0.78	(0.02)	—	(0.02)
1999 - Class B Shares	9.21	—		0.74	0.74	—	—	—
1999 - Class C Shares	9.22	—		0.74	0.74	—	—	—
1999 - Institutional Shares	9.24	0.05		0.80	0.85	(0.03)	—	(0.03)
1999 - Service Shares	9.23	—		0.81	0.81	(0.02)	—	(0.02)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

(d)	Less than $.005 per share.

62     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.48	24.72%	$115,097	1.66	%(b)	(0.15	)%(b)	1.73	%(b)	(0.22	)%(b)	60%
9.38	24.44	6,930	2.16	(b)	(0.65	)(b)	2.23	(b)	(0.72	)(b)	60
9.38	24.41	4,264	2.16	(b)	(0.65	)(b)	2.23	(b)	(0.72	)(b)	60
9.64	25.19	253,578	1.01	(b)	0.50	(b)	1.08	(b)	0.43	(b)	60
9.52	24.82	38	1.51	(b)	0.00	(b)	1.58	(b)	(0.07	)(b)	60

7.66	5.00	95,015	1.67		1.12		1.84		0.95		122
7.56	4.45	5,574	2.17		0.56		2.34		0.39		122
7.56	4.38	3,646	2.17		0.64		2.34		0.47		122
7.80	5.64	158,021	1.02		1.73		1.19		1.56		122
7.70	5.14	31	1.52		1.45		1.69		1.28		122

7.35	(12.29)	72,405	1.67		0.38		1.82		0.23		115
7.24	(12.67)	6,434	2.17		(0.07)		2.32		(0.22)		115
7.25	(12.65)	3,963	2.17		(0.07)		2.32		(0.22)		115
7.49	(11.68)	188,858	1.02		1.02		1.17		0.87		115
7.39	(12.13)	18	1.52		0.60		1.67		0.45		115

8.38	(21.50)	108,955	1.66		0.00		1.77		(0.11)		93
8.29	(21.93)	8,575	2.16		(0.47)		2.27		(0.58)		93
8.30	(21.91)	5,114	2.16		(0.44)		2.27		(0.55)		93
8.50	(21.02)	291,596	1.01		0.70		1.12		0.59		93
8.41	(21.37)	21	1.51		0.21		1.62		0.10		93

11.32	6.92	147,409	1.66		0.14		1.75		0.05		92
11.22	6.36	12,032	2.16		(0.36)		2.25		(0.45)		92
11.23	6.34	6,887	2.16		(0.34)		2.25		(0.43)		92
11.48	7.62	308,074	1.01		0.78		1.10		0.69		92
11.36	7.05	27	1.51		0.33		1.60		0.24		92

10.87	8.92	114,502	1.66	(b)	0.78	(b)	1.76	(b)	0.68	(b)	65
10.81	8.64	9,171	2.16	(b)	0.26	(b)	2.26	(b)	0.16	(b)	65
10.82	8.63	4,913	2.16	(b)	0.23	(b)	2.26	(b)	0.13	(b)	65
11.00	9.34	271,212	1.01	(b)	1.43	(b)	1.11	(b)	1.33	(b)	65
10.93	9.08	8	1.51	(b)	0.07	(b)	1.61	(b)	(0.03	)(b)	65

9.98	8.37	110,338	1.63		(0.11)		1.94		(0.42)		195
9.95	8.03	7,401	2.08		(0.03)		2.39		(0.34)		195
9.96	8.03	3,742	2.08		(0.04)		2.39		(0.35)		195
10.06	9.20	280,731	1.01		0.84		1.32		0.53		195
10.02	8.74	22	1.50		0.02		1.81		(0.29)		195

The accompanying notes are an integral part of these financial statements.      63

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, **Goldman Sachs Asset Management, L.P.** and other units of the **Investment Management Division** of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $375.7 billion in assets under management as of December 31, 2003 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

THE GOLDMAN SACHS ADVANTAGE

Our goal is to deliver:

Strong, Consistent Investment Results

- Global Resources and Global Research
- Team Approach
- Disciplined Processes

Innovative, Value-Added Investment Products

- Thoughtful Solutions
- Risk Management

Outstanding Client Service

- Dedicated Service Teams
- Excellence and Integrity

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.


INTERNATIONAL EQUITY
Higher Risk/Return
DOMESTIC EQUITY
ASSET ALLOCATION PORTFOLIOS
SPECIALTY
FIXED INCOME
MONEY MARKET
Lower Risk/Return

International Equity Funds
- Asia Growth Fund
- Emerging Markets Equity Fund
- International Growth Opportunities Fund
- Japanese Equity Fund
- European Equity Fund
- International Equity Fund
- CORE℠ International Equity Fund

Domestic Equity Funds
- Small Cap Value Fund
- CORE℠ Small Cap Equity Fund
- Mid Cap Value Fund
- Concentrated Growth Fund
- Growth Opportunities Fund
- Research Select Fund℠
- Strategic Growth Fund
- Capital Growth Fund
- Large Cap Value Fund
- Growth and Income Fund
- CORE℠ Large Cap Growth Fund
- CORE℠ Large Cap Value Fund
- CORE℠ U.S. Equity Fund

Specialty Funds
- Internet Tollkeeper Fund℠
- CORE℠ Tax-Managed Equity Fund
- Real Estate Securities Fund

Asset Allocation Funds
- Balanced Fund
- Asset Allocation Portfolios

Fixed Income Funds
- Emerging Markets Debt Fund
- High Yield Fund
- High Yield Municipal Fund
- Global Income Fund
- Investment Grade Credit Fund
- Core Fixed Income Fund
- U.S. Mortgages Fund
- Municipal Income Fund
- Government Income Fund
- Short Duration Tax-Free Fund
- Short Duration Government Fund
- Ultra-Short Duration Government Fund
- Enhanced Income Fund

Money Market Funds[1]

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The Goldman Sachs Research Select Fund℠, Internet Tollkeeper Fund℠ and CORE℠ are service marks of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 T R U S T E E S Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker James A. McNamara Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke O F F I C E R S Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Howard B. Surloff, Secretary G O L D M A N , S AC H S & CO. Distributor and Transfer Agent G O L D M A N S AC H S A S S E T M A N AG E M E N T, L . P. Investment Adviser Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Funds. Please consider a fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. Holdings are as of February 29, 2004 and are subject to change in the future. Fund holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, a Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, a Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. CORESM is a service mark of Goldman, Sachs & Co. Goldman, Sachs & Co. is the distributor of the Funds. Copyright 2004 Goldman, Sachs & Co. All rights reserved. Date of first use: April 29, 2004 / 04-513 CORESAR / 66.0K / 04-04